SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [ ]

Pre-Effective Amendment No.

Post-Effective Amendment No.           32            (File No. 2-93801)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.        33      (File No. 811-4133)

AXP MANAGED SERIES, INC.
200 AXP Financial Center
Minneapolis, Minnesota  55474

Leslie L. Ogg - 901 S. Marquette Ave., Suite 2810,
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box.) [ ] immediately upon filing pursuant to paragraph (b)
    [X] on Nov. 29, 2000, pursuant to  paragraph  (b)
    [ ] 60 days after  filing  pursuant to paragraph (a)(1)
    [ ] on (date)  pursuant to paragraph  (a)(1)
    [ ] 75 days after filing pursuant to paragraph (a)(2)
    [ ] on (date) pursuant to paragraph  (a)(2) of rule 485.

If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AXP Managed Allocation Fund, a series of the Registrant, has adopted a master/feeder operating structure. This Post-Effective Amendment includes a signature page for Growth and Income Trust, the master fund.

AXPSM Managed
Allocation
Fund


PROSPECTUS NOV. 29, 2000


American
Express(R)
Funds

AXP Managed Allocation Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMERICAN
EXPRESS(R) (logo)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                             3p

Goal                                                                 3p

Investment Strategy                                                  3p

Risks                                                                5p

Past Performance                                                     7p

Fees and Expenses                                                    8p

Management                                                           9p

Buying and Selling Shares                                           10p

Valuing Fund Shares                                                 10p

Investment Options                                                  10p

Purchasing Shares                                                   12p

Transactions through Third Parties                                  14p

Sales Charges                                                       14p

Exchanging/Selling Shares                                           17p

Distributions and Taxes                                             19p

Master/Feeder Structure                                             21p

Other Information                                                   21p

Financial Highlights                                                22p

FUND INFORMATION KEY

Goal and Investment Strategy

The Fund's particular investment goal and the strategies it intends to use in pursuing its goal.

Risks

The major risk factors associated with the Fund.

Fees and Expenses

The overall costs incurred by an investor in the Fund, including sales charges and annual expenses.

Management

The individual or group designated by the investment manager to handle the Fund's day-to-day management.

Master/Feeder Structure

Describes the Fund's investment structure.

Financial Highlights

Tables showing the Fund's financial performance.

The Fund

GOAL

AXP Managed Allocation Fund (the Fund) seeks to provide shareholders maximum total return through a combination of growth of capital and current income. Because any investment involves risk, achieving this goal cannot be guaranteed.

The Fund seeks to achieve its goal by investing all of its assets in a master portfolio rather than by directly investing in and managing its own portfolio of securities. The master portfolio has the same goal and investment policies as the Fund.

INVESTMENT STRATEGY

The Fund's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities, and (4) cash. The Fund's investment manager, American Express Financial Corporation (AEFC), determines the portion of the Fund's assets to be invested in each asset class. AEFC expects to reset this mix, called the market mix, at least once every 12 to 18 months. The Fund may invest up to 50% of its total assets in foreign investments, which may include emerging markets, and up to 15% of its total assets in below investment-grade debt securities (lower-quality bonds).

The allocation among asset classes is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, AEFC chooses investments by:

o  Considering opportunities and risks by country and currency.

o Identifying investments that contribute to the portfolio diversification of the Fund, including both the number of issues and the types of securities held in the portfolio.

o Determining the appropriate allocation among asset classes based on the market mix AEFC expects to provide the most favorable total return. The day-to-day allocation of investments will vary from the market mix but will remain within the ranges selected by AEFC. As of the end of the most recent fiscal year, the market mix and ranges selected by AEFC are:

Asset Class                               Market Mix              Range

U.S. equity securities                         50%               25-75%

U.S. and foreign debt securities               40                10-50

Foreign equity securities                      10                 0-50

Cash                                            0                 0-30

AEFC chooses equity investments by:

o  Identifying U.S. and foreign companies of all sizes.

o  Identifying smaller companies that exhibit:

   --attractive valuations, based on measures such as the ratio of stock price to company earnings, free cash flow or book value, and

   --improving earnings, based on an analysis of trends in earnings forecasts and prior period earnings that were better than expected, as well as an assessment of the company's competitive market position.

o Identifying larger companies with potential for above-average long-term growth based on:

   -- effective management considering overall performance,

   -- competitive market position, and

   -- financial strength.

AEFC chooses debt obligations by:

o Considering opportunities and risks by reviewing interest rate and economic forecasts.

o Investing more heavily in certain sectors (for example, corporate bonds and government bonds) based on AEFC's expectations for interest rates.

o Identifying U.S. and foreign bonds that are investment-grade or below investment-grade (lower-quality).

o Identifying securities that are expected to outperform other securities. In this analysis, AEFC will take risk factors into account (for example, whether money has been set aside to cover the cost of principal and interest payments).

o Identifying obligations that may benefit from currency fluctuations and interest rate differences among countries.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

   -- the security is overvalued relative to other potential investments,

   -- the interest rate or economic outlook changes,

   -- the security has reached AEFC's price objective or moved above a reasonable valuation target,

   -- AEFC identifies a more attractive opportunity,

   -- the company has met or fails to meet AEFC's earnings and/or growth expectations,

   -- the issuer's  credit  quality  declines or AEFC expects a decline (the
      Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell), and

   -- the issuer or the security continues to meet the other standards described above.

Although not a primary investment strategy, the Fund also may invest in other instruments such as preferred stocks and convertible securities. Additionally, the Fund may utilize derivative instruments (such as: futures, options and forward contracts) to produce incremental earnings, to hedge existing positions and to increase flexibility.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objectives. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.

RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk

   Interest Rate Risk

   Foreign/Emerging Markets Risk

   Call/Prepayment Risk

   Credit Risk

   Event Risk

   Liquidity Risk

   Small Company Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk, which is the risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o how the Fund's average annual total returns compare to other recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

Class A Performance (based on calendar years)


+0.07%   +45.94%  +9.26%  +14.95% -4.26%  +19.26% +12.15  +14.54  +8.41%  +11.95
1990     1991     1992    1993    1994    1995    1996    1997    1998    1999

During the period shown in the bar chart, the highest return for a calendar quarter was +16.49% (quarter ending March 1991) and the lowest return for a calendar quarter was -11.11%% (quarter ending September 1998).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's year to date return as of Sept. 30, 2000 was +1.24%.

Average Annual Total Returns (as of Dec. 31, 1999)


                                       1 year      5 years    10 years     Since inception
Managed Allocation:

   Class A                             +5.51%      +11.88%     +11.86%          --%

   Class B                             +7.12%          --%         --%      +12.58%(a)

   Class Y                             +12.12%         --%         --%      +13.85%(a)

S&P 500 Index                          +21.04%     +28.56%     +18.21%      +27.74%(b)

Lipper Flexible Portfolio Index        +9.82%      +16.37%     +12.23%      +15.89%(b)

(a) Inception date was March 20, 1995.

(b) Measurement period started April 1, 1995.



This table shows total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses. Class C became effective June 26, 2000 and therefore performance information is not available.


For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Standard & Poor's 500 Index (S&P 500 Index), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.


Lipper Flexible Portfolio Index, an unmanaged index published by Lipper Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                          Class A    Class B   Class C   Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                      5.75%(b)       none     none      none

Maximum deferred sales charge (load) imposed on
sales (as a percentage of offering price at time of purchase)                none         5%    1%(c)      none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:                              Class A    Class B   Class C   Class Y

Management fees(e)                                                          0.53%      0.53%    0.53%     0.53%

Distribution (12b-1) fees                                                   0.25%      1.00%    1.00%     0.00%

Other expenses(f)                                                           0.18%      0.19%    0.19%     0.27%

Total                                                                       0.96%      1.72%    1.72%     0.80%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Both in this table and the following example fund operating expenses include expenses charged by both the Fund and its Master Portfolio as described under "Management." Expenses for Class A, Class B and Class Y are based on actual expenses for the last fiscal year. Expenses for Class C are based on estimates for the current fiscal year.

(e) Includes the impact of a performance adjustment fee that increased the management fee by 0.03% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                 1 year           3 years           5 years          10 years

Class A(a)         $667              $863            $1,076          $1,690

Class B(b)         $575              $842            $1,034          $1,833(d)

Class B(c)         $175              $542           $   934          $1,833(d)

Class C            $175              $542           $   934          $2,035

Class Y           $  82              $256           $   445         $   994

(a)  Includes a 5.75% sales charge.

(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.

(c)  Assumes you did not sell your Class B shares at the end of the period.

(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT

The Fund's assets are invested in Total Return Portfolio (the Portfolio), which is managed by AEFC. Day-to-day portfolio management for the various asset classes held by the Portfolio is the responsibility of the following team of portfolio managers led by James M.
Johnson, Jr.

James Johnson has served as portfolio manager since December 1999. He began managing the U.S. equity portion of the Portfolio in July 1998. He joined AEFC in 1994 as an equity quantitative analyst for American Express Asset Management Group Inc. He has managed the focused research product for American Express Asset Management Group since 1996. He is portfolio manager of AXP Small Company Index Fund, AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, and AXP Nasdaq 100 Index Fund. He also is co-portfolio manager of AXP Blue Chip Advantage Fund and Aggressive Growth Portfolio.



Mark Fawcett has provided portfolio management for the international equities portion of the Fund since September 2000. He joined AEFC in 1999 and is chief investment officer of American Express Asset Management International Inc. (AEAMI), the London-based subsidiary of AEFC. He also manages AXP International Fund, AXP VP - International Fund, IDS Life Series Fund - International Portfolio and the equity portion of AXP Global Balanced Fund. Prior to joining AEFC, Mark was with Gartmore Investment Management plc, a pension fund and mutual fund management company in the U.K. from 1991 to 1999.


Jake Hurwitz and Kent Kelley, principals of Kenwood Capital Management LLC, began managing the U.S. small cap equity portion of the Portfolio in January 1999. Since 1999, Jake and Kent have also managed other American Express Funds, including AXP Discovery Fund, AXP Progressive Fund and AXP Small Cap Advantage Fund. Previously, Jake served as senior vice president and Kent as chief executive officer at Travelers Investment Management Company (TIMCO).

David Kuplic, vice president and senior portfolio manager, joined AEFC in 1990 as a fixed income analyst. He began managing the fixed income portion of the Portfolio in May 2000. He also serves as co-manager of other American Express Funds, including AXP Variable Portfolio - Managed Fund.

Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.


The Fund's underlying investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.


INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00%.

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary:

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:


------------------- ------------------- ------------------ ---------------- ------------------
                    Class A             Class B            Class C          Class Y
------------------- ------------------- ------------------ ---------------- ------------------
------------------- ------------------- ------------------ ---------------- ------------------
Availability        Available to all    Available to all   Available to     Limited to
                    investors.          investors.         all investors.   qualifying
                                                                            institutional
                                                                            investors.
------------------- ------------------- ------------------ ---------------- ------------------
------------------- ------------------- ------------------ ---------------- ------------------
Initial Sales       Yes. Payable at     No. Entire         No. Entire       No. Entire
Charge              time of purchase.   purchase price     purchase price   purchase price
                    Lower sales         is invested in     is invested in   is invested in
                    charge for larger   shares of the      shares of the    shares of the
                    investments.        Fund.              Fund.            Fund.
------------------- ------------------- ------------------ ---------------- ------------------
------------------- ------------------- ------------------ ---------------- ------------------
Deferred Sales      On purchases over   Maximum 5% CDSC    1% CDSC          None.
Charge              $500,000, 1% CDSC   during the first   applies if you
                    applies if you      year decreasing    sell your
                    sell your shares    to 0% after six    shares less
                    less than one       years.             than one year
                    year after                             after purchase.
                    purchase.
------------------- ------------------- ------------------ ---------------- ------------------
------------------- ------------------- ------------------ ---------------- ------------------
Distribution        Yes.* 0.25%         Yes.* 1.00%        Yes.* 1.00%      Yes. 0.10%
and/or
Shareholder
Service Fee
------------------- ------------------- ------------------ ---------------- ------------------
------------------- ------------------- ------------------ ---------------- ------------------
Conversion to       N/A                 Yes,               No.              No.
Class A                                 automatically in
                                        ninth calendar
                                        year of
                                        ownership.
------------------- ------------------- ------------------ ---------------- ------------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through a brokerage account or from entities other than American Express Financial Advisors Inc., please consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.


How to determine the correct TIN

For this type of account:            Use the Social Security or Employer Identification
                                     number of:

Individual or joint account          The individual or one of the owners listed on the
                                     joint account

Custodian account of a minor         The minor
(Uniform Gifts/Transfers to Minors
Act)

A revocable living trust             The  grantor-trustee
                                     (the  person  who puts the  money  into the
                                     trust)

An irrevocable trust, pension        The legal entity (not the personal representative or
trust or estate                      trustee, unless no legal entity is designated in the
                                     account title)

Sole proprietorship                  The owner

Partnership                          The partnership

Corporate                            The corporation

Association, club or tax-exempt      The organization
organization


For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/prod/forms_pubs/).

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds

70200 AXP Financial Center

Minneapolis, MN 55474

Minimum amounts

Initial investment:          $2,000

Additional investments:      $100

Account balances:            $300

Qualified accounts:          none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o  automatic payroll deduction,

o  bank authorization,

o  direct deposit of Social Security check, or

o  other plan approved by the Fund.

Minimum amounts

Initial investment:     $100


Additional investments: $50  per payment for qualified accounts; $100 per payment for nonqualified accounts

Account balances:       none (on a scheduled investment plan with monthly
                              payments)


If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:


Wells Fargo Bank Minnesota, N.A.


Minneapolis, MN 55479

Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please remember that you need to provide all 10 digits.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts

Each wire investment:   $1,000

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive
compensation   from  the   Distributor  or  its   affiliates   for   shareholder
recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:


Total investment                   Sales charge as percentage of:
                        Public offering price*               Net amount invested
Up to $50,000                   5.75%                              6.10%
$50,000 - $99,999               4.75                               4.99
$100,000 - $249,999             3.75                               3.90
$250,000 - $499,999             2.50                               2.56
$500,000 - $999,999             2.00**                             2.04**
$1,000,000 or more              0.00                               0.00


 * Offering price includes the sales charge.


** The sales charge will be waived until Dec. 31, 2001.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o  your current investment in this Fund,

o  your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies:

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)


o shareholders who have at least $1 million invested in American Express mutual funds. Until Dec. 31, 2001, the sales charge does not apply to shareholders who have at least $500,000 invested in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.


o purchases made within 90 days after a sale of shares (up to the amount sold):

   -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or

   --in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o  purchases made:

   --with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

   --through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   -- within the University of Texas System ORP,

   --within a segregated  separate  account offered by Nationwide Life Insurance
     Company or Nationwide Life and Annuity Insurance Company,

   --within the University of Massachusetts After-Tax Savings Program, or

   --through or under a subsidiary of AEFC  offering  Personal  Trust  Services'
     Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:              The CDSC percentage rate is:
First year                                                 5%
Second year                                                4%
Third year                                                 4%
Fourth year                                                3%
Fifth year                                                 2%
Sixth year                                                 1%
Seventh year                                               0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example:

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   -- at least 591/2 years old AND

   --taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   -- selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after it is accepted by that fund.

You may make up to three exchanges (11/2 round trips) within any 30-day period. These limits do not apply to scheduled exchange programs and certain employee benefit plans.
Exceptions may be allowed with pre-approval of the Fund.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through a brokerage account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o  the name of the fund(s),

o  the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o  your Social Security number or Employer Identification number,

o  the dollar amount or number of shares you want to exchange or sell,

o  signature(s) of all registered account owners,

o  for sales, indicate how you want your money delivered to you, and

o  any paper certificates of shares you hold.

Regular or express mail:

American Express Funds

70100 AXP Financial Center

Minneapolis, MN 55474

2 By telephone:

American Express Client Service Corporation

Telephone Transaction Service

800-437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:    $100

Maximum sale amount:    $100,000

Three ways to receive payment when you sell shares

1 By regular or express mail:

o  Mailed to the address on record.

o  Payable to names listed on the account.

   NOTE: The express mail delivery charges you pay will vary depending on the courier you select.

2 By wire or electronic funds transfer:

o  Minimum wire:           $1,000.

o  Request that money be wired to your bank.

o Bank account must be in the same ownership as the American Express mutual fund account.

   NOTE: Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By scheduled payout plan:

o  Minimum payment:        $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Master/Feeder Structure

This Fund uses a master/feeder structure. This means that the Fund (a feeder fund) invests all of its assets in the Portfolio (the master fund). The master/feeder structure offers the potential for reduced costs because it spreads fixed costs of portfolio management over a larger pool of assets. The Fund may withdraw its assets from the Portfolio at any time if the Fund's board determines that it is best. In that event, the board would consider what action should be taken, including whether to hire an investment advisor to manage the Fund's assets directly or to invest all of the Fund's assets in another pooled investment entity. Here is an illustration of the structure:

Investors buy shares in the Fund

The Fund buys units in the Portfolio

The Portfolio invests in securities, such as stocks or bonds

Other feeders may include mutual funds and institutional accounts. These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund.

Other Information

INVESTMENT MANAGER


The investment manager of the Portfolio is AEFC, 200 AXP Financial Center, Minneapolis, MN 55474. The Portfolio pays AEFC a fee for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.53% of its average daily net assets. Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.

Kenwood Capital Management LLC (Sub-Adviser), an indirect subsidiary of AEFC located at Metropolitan Center, Suite 2300, 333 South 7th Street, Minneapolis, MN 55402, sub-advises the Fund's assets.

Financial Highlights

Fiscal period ended Sept. 30,

Per share income and capital changes(a)
                                                                                    Class A
                                                            2000        1999      1998       1997         1996(b)
Net asset value, beginning of period                      $10.49      $10.34    $12.68     $12.20       $12.19
Income from investment operations:
Net investment income (loss)                                 .25         .32       .37        .32          .24
Net gains (losses) (both realized and unrealized)            .83        1.16     (.79)       1.97          .58
Total from investment operations                            1.08        1.48     (.42)       2.29          .82
Less distributions:
Dividends from net investment income                       (.25)       (.30)     (.37)      (.32)        (.23)
Distributions from realized gains                          (.80)      (1.03)    (1.55)     (1.49)        (.58)
Total distributions                                       (1.05)      (1.33)    (1.92)     (1.81)        (.81)
Net asset value, end of period                            $10.52      $10.49    $10.34     $12.68       $12.20
Ratios/supplemental data
Net assets, end of period (in millions)                   $1,677      $1,979    $2,233     $2,639       $2,523
Ratio of expenses to average daily net assets(c)            .96%        .82%      .80%       .84%      .80%(d)
Ratio of net investment income (loss)
to average daily net assets                                2.29%       2.85%     3.13%      2.55%     2.29%(d)
Portfolio turnover rate
(excluding short-term securities)                           102%         81%      122%        99%         142%
Total return(e)                                           10.54%      14.78%   (3.73%)     20.79%        7.13%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) The Fund's fiscal year-end was changed from Nov. 30 to Sept. 30, effective 1996.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

Fiscal period ended Sept. 30,

Per share income and capital changes(a)

                                                                                    Class B
                                                            2000        1999      1998       1997         1996(b)
Net asset value, beginning of period                      $10.43      $10.29    $12.63     $12.15       $12.16
Income from investment operations:
Net investment income (loss)                                 .17         .23       .29        .23          .15
Net gains (losses) (both realized and unrealized)            .81        1.16     (.79)       1.97          .57
Total from investment operations                             .98        1.39     (.50)       2.20          .72
Less distributions:
Dividends from net investment income                       (.17)       (.22)     (.29)      (.23)        (.15)
Distributions from realized gains                          (.80)      (1.03)    (1.55)     (1.49)        (.58)
Total distributions                                        (.97)      (1.25)    (1.84)     (1.72)        (.73)
Net asset value, end of period                            $10.44      $10.43    $10.29     $12.63       $12.15
Ratios/supplemental data
Net assets, end of period (in millions)                     $216        $237      $251       $241         $163
Ratio of expenses to average daily net assets(c)           1.72%       1.59%     1.56%      1.60%     1.57%(d)
Ratio of net investment income (loss)
to average daily net assets                                1.52%       2.08%     2.40%      1.82%     1.61%(d)
Portfolio turnover rate
(excluding short-term securities)                           102%         81%      122%        99%         142%
Total return(e)                                            9.72%      13.90%   (4.46%)     19.87%        6.45%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) The Fund's fiscal year-end was changed from Nov. 30 to Sept. 30, effective 1996.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

Fiscal period ended Sept. 30,

Per share income and capital changes(a)

                                                           Class C

                                                           2000(b)
Net asset value, beginning of period                        $10.46
Income from investment operations:
Net investment income (loss)                                   .06
Net gains (losses) (both realized and unrealized)               --
Total from investment operations                               .06
Less distributions:
Dividends from net investment income                         (.05)
Distributions from realized gains                              --
Total distributions                                          (.05)
Net asset value, end of period                              $10.47
Ratios/supplemental data
Net assets, end of period (in millions)                         $--
Ratio of expenses to average daily net assets(c)          1.72%(d)
Ratio of net investment income (loss)
to average daily net assets                               1.74%(d)
Portfolio turnover rate
(excluding short-term securities)                             102%
Total return(e)                                               .60%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

Fiscal period ended Sept. 30,

Per share income and capital changes(a)

                                                                                    Class Y
                                                            2000        1999      1998       1997      1996(b)
Net asset value, beginning of period                      $10.50      $10.34    $12.68     $12.20       $12.19
Income from investment operations:
Net investment income (loss)                                 .27         .33       .38        .33          .26
Net gains (losses) (both realized and unrealized)            .82        1.17     (.79)       1.97          .58
Total from investment operations                            1.09        1.50     (.41)       2.30          .84
Less distributions:
Dividends from net investment income                       (.27)       (.31)     (.38)      (.33)        (.25)
Distributions from realized gains                          (.80)      (1.03)    (1.55)     (1.49)        (.58)
Total distributions                                       (1.07)      (1.34)    (1.93)     (1.82)        (.83)
Net asset value, end of period                            $10.52      $10.50    $10.34     $12.68       $12.20
Ratios/supplemental data
Net assets, end of period (in millions)                      $34         $56       $95       $118         $113
Ratio of expenses to average daily net assets(c)            .80%        .72%      .72%       .71%      .63%(d)
Ratio of net investment income (loss)
to average daily net assets                                2.44%       2.95%     3.20%      2.69%     2.45%(d)
Portfolio turnover rate
(excluding short-term securities)                           102%         81%      122%        99%         142%
Total return(e)                                           10.70%      14.92%   (3.65%)     20.94%        7.28%


(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) The Fund's fiscal year-end was changed from Nov. 30 to Sept. 30, effective 1996.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund is contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

American
Express(R)
Funds

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report contact your selling agent or American Express Client Service Corporation.

American Express Funds

70100 AXP Financial Center, Minneapolis, MN 55474

800-862-7919 TTY: 800-846-4852

Web site address:

http://www.americanexpress.com/advisors

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-4133

TICKER SYMBOL

Class A: IMRFX    Class B: IMRBX    Class C: N/A    Class Y: IDRYX

AMERICAN
EXPRESS(R) (logo)

S-6141-99 U (11/00)

                                        AXPSM MANAGED SERIES, INC.

                                   STATEMENT OF ADDITIONAL INFORMATION

                                                   FOR

                                 AXPSM MANAGED ALLOCATION FUND (the Fund)


                                              Nov. 29, 2000


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, P.O. Box 534, Minneapolis, MN 55440-0534 or by calling 800-862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.




































S-6141-20  R  (11/00)

                                            TABLE OF CONTENTS


Mutual Fund Checklist..................................................p. 3

Fundamental Investment Policies.........................................p.5

Investment Strategies and Types of Investments..........................p.7

Information Regarding Risks and Investment Strategies...................p.9

Security Transactions..................................................p.31

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation.................................p.33

Performance Information................................................p.33

Valuing Fund Shares....................................................p.34

Investing in the Fund..................................................p.35

Selling Shares.........................................................p.38

Pay-out Plans..........................................................p.38

Taxes..................................................................p.39

Agreements.............................................................p.41

Organizational Information.............................................p.44

Board Members and Officers.............................................p.47

Compensation for Board Members.........................................p.49


Principal Holders of Securities........................................p.50


Independent Auditors...................................................p.50

Appendix:  Description of Ratings......................................p.51

MUTUAL FUND CHECKLIST

                    |X| Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

                    |X| Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

                    |X| A higher rate of return typically involves a higher risk of loss.

                    |X| Past performance is not a reliable indicator of future performance.

                    |X| ALL mutual funds have costs that lower investment return.

                    |X| You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

                   |X| Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:

Develop a Financial Plan

Have a plan - even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

Regular           Market Price        Shares
Investment        of a Share          Acquired

    $100               $6.00            16.7
     100                4.00            25.0
     100                4.00            25.0
     100                6.00            16.7
     100                5.00            20.0
   -----            --------          ------
    $500              $25.00           103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5)
The average price you paid for each share:        $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

FUNDAMENTAL INVESTMENT POLICIES

The Fund pursues its investment objective by investing all of its assets in Total Return Portfolio (the Portfolio) of Growth and Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies, and restrictions as the Fund. References to "Fund" in this SAI, where applicable, refer to the Fund and Portfolio, collectively, to the Fund, singularly, or to the Portfolio, singularly.

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

                                                          AXP Managed Allocation
                                                                   Fund

Investment strategies & types of investments:            Allowable for the Fund?
Agency and Government Securities                                  yes
Borrowing                                                         yes
Cash/Money Market Instruments                                     yes
Collateralized Bond Obligations                                   yes
Commercial Paper                                                  yes
Common Stock                                                      yes
Convertible Securities                                            yes
Corporate Bonds                                                   yes
Debt Obligations                                                  yes
Depositary Receipts                                               yes
Derivative Instruments                                            yes
Foreign Currency Transactions                                     yes
Foreign Securities                                                yes
High-Yield (High-Risk) Securities (Junk Bonds)                    yes
Illiquid and Restricted Securities                                yes
Indexed Securities                                                yes
Inverse Floaters                                                  yes
Investment Companies                                              yes
Lending of Portfolio Securities                                   yes
Loan Participations                                               yes
Mortgage- and Asset-Backed Securities                             yes
Mortgage Dollar Rolls                                             yes
Municipal Obligations                                             yes
Preferred Stock                                                   yes
Real Estate Investment Trusts                                     yes
Repurchase Agreements                                             yes
Reverse Repurchase Agreements                                     yes
Short Sales                                                       no
Sovereign Debt                                                    yes
Structured Products                                               yes
Variable- or Floating-Rate Securities                             yes
Warrants                                                          yes
When-Issued Securities                                            yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities              yes

The following are guidelines that may be changed by the board at any time:

o No more than 15% of the Fund's total assets will be invested in below investment-grade debt securities.

o No more than 50% of the Fund's total assets will be invested in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o The Fund may invest up to 30% of its total assets in short-term debt securities rated in the top two grades or the equivalent.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk will be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

         Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

         Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

         Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

         Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance
Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common stock of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

         Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

         Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

         Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

         Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

         Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

         Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities.
There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Since investments in foreign countries usually involve currencies of foreign countries, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecast, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risk associated with the securities of other investment companies includes: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities

These instruments are contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the investor's other assets. In addition, when the Fund engages in forward commitment and when-issued transactions, it relies on the counterparty to consummate the transaction. The failure of the counterparty to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $1,992,721 for fiscal year ended Sept. 30, 2000, $4,560,856 for fiscal year 1999, and $5,108,612 for fiscal year
1998. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2000, transactions amounting to 108,800, on which $6,528 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.


As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                                    Value of Securities
              Name of Issuer                    owned at End of Fiscal Year
            Bank of America                             $13,873,922
            DLJ (Donaldson, Lufkin &
             Jenrette Securities)                         1,590,001
            FleetBoston Financial                        10,850,618
            Jefferies Group                                 688,000
            LaBranche                                     1,024,766
            Lehman Brothers Holdings                      6,124,238
            Morgan Stanley                               15,199,643
            Raymond James Financial                         721,331

The portfolio turnover rate was 102% in the most recent fiscal year, and 81% in the year before. Higher turnover rates may result in higher brokerage expenses.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

                                       As of the end of Fiscal Year


                                                         2000,                             1999             1998
                                    ------------------------------------------------  ---------------  --------------

                                                                     Percent of
                   ---------------  ---------------  --------------  Aggregate        ---------------  --------------
                                                                     Dollar Amount
                                                                     of
                                    Aggregate        Percent of      Transactions     Aggregate        Aggregate
                                    Dollar amount    Aggregate       Involving        Dollar Amount    Dollar Amount
Broker             Nature of        of Commissions   Brokerage       Payment of       of Commissions   of
                   Affiliation      Paid to Broker   Commissions     Commissions      Paid to Broker   Commissions
                                                                                                       Paid to Broker
American           Wholly-owned     $86,712          4.35%           4.26%            $84,089          $148,878
Enterprise         subsidiary of
Investment         AEFC
Services Inc.



PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                               P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                                 ERV - P
                                                    P

where:         P =  a hypothetical initial payment of $1,000
             ERV =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

VALUING FUND SHARES

As of the end of the most recent fiscal year, the computation looked like this:


                                                                                            Net asset value
                    Net assets                          Shares                              of one share
                                                        outstanding
                    ----------------- ----------------- ----------------- ----------------- -----------------

Class A             $1,676,521,855    divided by        159,426,335       Equals                $10.52
Class B                216,376,210                       20,717,832                              10.44
Class C                    213,379                           20,379                              10.47
Class Y                 33,847,673                        3,218,962                              10.52



In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

INVESTING IN THE FUND

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $10.52, by 0.9425 (1.00-0.0575) for a maximum 5.75% sales charge for a public offering price of $11.16. The sales charge is paid to the Distributor by the person buying the shares.

Class A - Calculation of the Sales Charge

Sales charges are determined as follows:


                                                            Sales charge as a percentage of:
                                               ------------------------------------------------------------
                                                          Public                          Net
Amount of Investment                                  Offering Price                Amount Invested
--------------------                                  --------------                ---------------
Up to $50,000                                              5.75%                        6.10%
$50,000 - $99,999                                          4.75                         4.99
$100,000 - $249,999                                        3.75                         3.90
$250,000 - $499,999                                        2.50                         2.56
$500,000 - $999,999                                        2.00*                        2.04*
$1,000,000 or more                                         0.00                         0.00
*The sales charge will be waived until Dec. 31, 2000.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                          Number of Participants

Total Plan Assets                        1-99          100 or more
-----------------                        ----          -----------
Less than $1 million                       4%                0%
$1 million or more                         0%                0%

Class A - Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000.

Class A - Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and will remain in effect for 13 months. The LOI start date can be backdated by 90 days. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

         -uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

                  - at least $10 million in plan assets or

                  - 500 or more participants; or

         - does not use daily transfer recordkeeping and has

                  - at least $3 million invested in American Express mutual
                    funds or

                  - 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS


Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:


o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o    Between  two  American  Express  Trust  Company  custodial   accounts  with
     different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, P.O. Box 534, Minneapolis, MN 55440-0534, or call 800-437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example:

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 13.74% of the Fund's net investment income dividends qualified for the corporate deduction.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to such stock, such dividend shall be included in gross income by the Fund as of the later of (1) the date such share became ex-dividend or (2) the date the Fund acquired such share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to take into income dividend income that it has not received and pay such income to its shareholders. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AGREEMENTS

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First             $0.50            0.530%
Next               0.50            0.505
Next               1.00            0.480
Next               1.00            0.455
Next               3.00            0.430
Over               6.00            0.400


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.499% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Flexible Portfolio Index (Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A share, the base fee will be decreased. The maximum monthly increase or decrease will be 0.08% of the Fund's average net assets on an annual basis.


The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment increased the fee by $584,296 for fiscal year 2000.

The management fee is paid monthly. Under the agreement, the total amount paid was $11,237,917 for fiscal year 2000, $11,143,597 for fiscal year 1999, and $12,897,457 for fiscal year 1998.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $363,879 for fiscal year 2000, $949,982 for fiscal year 1999, and $977,549 for fiscal year 1998.


Sub-Investment Advisor:

Kenwood Capital Management LLC (Sub-Advisor), an indirect subsidiary of AEFC located at Metropolitan Centre, Suite 2300, 333 South 7th Street, Minneapolis, MN 55442, subadvises the Fund's assets. Sub-Advisor, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under an Investment Advisory Agreement with AEFC.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First       $0.50                  0.040%
Next         0.50                  0.035
Next         1.00                  0.030
Next         1.00                  0.025
Next         3.00                  0.020
Over         6.00                  0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.034% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $718,135 for fiscal year 2000, $833,543 for fiscal year 1999, and $920,953 for fiscal year 1998.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.00 per year, for Class B is $20.00 per year, for Class C is $19.50 per year and for Class Y is $17.00 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $1,486,587 for fiscal year 2000. After paying commissions to personal financial advisors, and other expenses, the amount retained was $349,986. The amounts were $2,264,775 and $594,625 for fiscal year 1999, and $3,793,568 and $648,271 for fiscal year 1998.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT


With respect to Class Y shares, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.


PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $4,669,793 for Class A shares, $2,323,020 for Class B shares and $371 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


Custodian Agreement


The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.


The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

ORGANIZATIONAL INFORMATION

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members.
This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

Dividend Rights

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $101 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $255 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 10,300 financial advisors.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*

                                               Date of             Form of        State of     Fiscal
Fund                                        Organization        Organization     Organization Year End  Diversified

AXP Bond Fund, Inc.                      6/27/74, 6/31/86***     Corporation        NV/MN       8/31       Yes
AXP Discovery Fund, Inc.                 4/29/81, 6/13/86***     Corporation        NV/MN       7/31       Yes
AXP Equity Select Fund, Inc.**           3/18/57, 6/13/86***     Corporation        NV/MN      11/30       Yes
AXP Extra Income Fund, Inc.                    8/17/83           Corporation         MN         5/31       Yes
AXP Federal Income Fund, Inc.                  3/12/85           Corporation         MN         5/31       Yes
AXP Global Series, Inc.                       10/28/88           Corporation         MN        10/31
   AXP Emerging Markets Fund                                                                               Yes
   AXP Global Balanced Fund                                                                                Yes
   AXP Global Bond Fund                                                                                     No
   AXP Global Growth Fund                                                                                  Yes
   AXP Innovations Fund                                                                                    Yes
AXP Growth Series, Inc.                  5/21/70, 6/13/86***     Corporation        NV/MN       7/31
   AXP Growth Fund                                                                                         Yes
   AXP Research Opportunities Fund                                                                         Yes
AXP High Yield Tax-Exempt Fund, Inc.     12/21/78, 6/13/86**     Corporation        NV/MN      11/30       Yes
AXP International Fund, Inc.                   7/18/84           Corporation         MN        10/31
    AXP European Equity Fund                                                                                No
    AXP International Fund                                                                                 Yes
AXP Investment Series, Inc.              1/18/40, 6/13/86***     Corporation        NV/MN       9/30
   AXP Diversified Equity Income Fund                                                                      Yes
   AXP Mutual                                                                                              Yes
AXP Managed Series, Inc.                       10/9/84           Corporation         MN         9/30
   AXP Managed Allocation Fund                                                                             Yes
AXP Market Advantage Series, Inc.              8/25/89           Corporation         MN         1/31
   AXP Blue Chip Advantage Fund                                                                            Yes
   AXP International Equity Index Fund                                                                      No
   AXP Mid Cap Index Fund                                                                                   No
   AXP Nasdaq 100 Index Fund                                                                                No
   AXP S&P 500 Index Fund                                                                                   No
   AXP Small Company Index Fund                                                                            Yes
   AXP Total Stock Market Index Fund                                                                        No
AXP Money Market Series, Inc.            8/22/75, 6/13/86***     Corporation        NV/MN       7/31
   AXP Cash Management Fund                                                                                Yes
AXP New Dimensions Fund, Inc.            2/20/68, 6/13/86***     Corporation        NV/MN       7/31
   AXP Growth Dimensions Fund                                                                              Yes
   AXP New Dimensions Fund                                                                                 Yes
AXP Precious Metals Fund, Inc.                 10/5/84           Corporation         MN         3/31        No
AXP Progressive Fund, Inc.               4/23/68, 6/13/86***     Corporation        NV/MN       9/30       Yes
AXP Selective Fund, Inc.                 2/10/45, 6/13/86***     Corporation        NV/MN       5/31       Yes
AXP Stock Fund, Inc.                     2/10/45, 6/13/86***     Corporation        NV/MN       9/30       Yes
AXP Strategy Series, Inc.                      1/24/84           Corporation         MN         3/31
   AXP Equity Value Fund**                                                                                 Yes
   AXP Focus 20 Fund                                                                                        No
   AXP Small Cap Advantage Fund                                                                            Yes
   AXP Strategy Aggressive Fund**                                                                          Yes
AXP Tax-Exempt Series, Inc.              9/30/76, 6/13/86***     Corporation        NV/MN      11/31
   AXP Intermediate Tax-Exempt Fund                                                                        Yes
   AXP Tax-Exempt Bond Fund                                                                                Yes
AXP Tax-Free Money Fund, Inc.            2/29/80, 6/13/86***     Corporation        NV/MN      12/31       Yes
AXP Utilities Income Fund, Inc.                3/25/88           Corporation         MN         6/30       Yes
AXP California Tax-Exempt Trust                4/7/86             Business           MA         6/30
                                                                  Trust****
   AXP California Tax-Exempt Fund                                                                           No
AXP Special Tax-Exempt Series Trust            4/7/86             Business           MA         6/30
                                                                  Trust****
   AXP Insured Tax-Exempt Fund                                                                             Yes
   AXP Massachusetts Tax-Exempt Fund                                                                        No
   AXP Michigan Tax-Exempt Fund                                                                             No
   AXP Minnesota Tax-Exempt Fund                                                                            No
   AXP New York Tax-Exempt Fund                                                                             No
   AXP Ohio Tax-Exempt Fund                                                                                 No

* At the shareholders meeting held on June 16, 1999, shareholders of the existing funds (except for AXP Small Cap Advantage Fund) approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP Growth Series, Inc., IDS Managed Retirement Fund, Inc. to AXP Managed Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.

** At the shareholders meeting held on Nov. 9, 1994, IDS Equity Plus Fund, Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive Fund, and IDS Strategy Equity Fund changed its name to IDS Equity Value Fund.

***  Date merged into a Minnesota corporation incorporated on 4/7/86.

**** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

BOARD MEMBERS AND OFFICERS

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 63 American Express mutual funds.


Peter J. Anderson**
Born in 1942
251 AXP Financial Center
Minneapolis, MN


Senior vice president - investments and director of AEFC. Vice president - investments of the Fund.

H. Brewster Atwater, Jr.'
Born in 1931
4900 IDS Tower
Minneapolis, MN

Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc.

Arne H. Carlson+'*
Born in 1934
901 S. Marquette Ave.
Minneapolis, MN

Chairman and chief executive officer of the Fund. Chairman, Board Services Corporation (provides administrative services to boards). Former Governor of Minnesota.

Lynne V. Cheney
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin and EXIDE Corporation (auto parts and batteries).

David R. Hubers**
Born in 1943
25 AXP Financial Center
Minneapolis, MN


President, chief executive officer and director of AEFC.

Heinz F. Hutter'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics), and Amnex, Inc. (communications).

William R. Pearce+'
Born in 1927
2050 One Financial Plaza
Minneapolis, MN

RII Weyerhaeuser World Timberfund, L.P. (develops timber resources) - management committee. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors). Former chairman, American Express Funds.

Alan K. Simpson
Born in 1931
1201 Sunshine Ave.
Cody, WY

Visiting lecturer and Director of The Institute of Politics, Harvard University. Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, Biogen (bio-pharmaceuticals).


John R. Thomas+'**
Born in 1937
25 AXP Financial Center
Minneapolis, MN


Senior vice president of AEFC. President of the Fund.

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Retired chairman of the board and chief executive officer, The Valspar Corporation (paints). Director, Valspar, Bemis Corporation (packaging) and General Mills, Inc. (consumer foods).

+ Member of executive committee.

' Member of investment review committee.

* Interested person by reason of being an officer and employee of the Fund.

**Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. In addition to Mr. Carlson, who is chairman of the board, Mr. Thomas, who is president and Mr. Anderson who is vice president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

President of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Officers who also are officers and employees of AEFC:


Frederick C. Quirsfeld
Born in 1947
53609 AXP Financial Center
Minneapolis, MN


Vice president - taxable mutual fund investments of AEFC. Vice president - fixed income investments for the Fund.


John M. Knight
Born in 1952
105 AXP Financial Center
Minneapolis, MN


Vice president - investment accounting of AEFC. Treasurer for the Fund.

COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund and Portfolio boards, for attending up to 27 meetings, received the following compensation:




                                            Compensation Table

                                                                                   Total cash compensation
Board member                  Aggregate compensation    Aggregate compensation     from American Express
                              from the Fund             from the Portfolio         Funds and Preferred
                                                                                   Master Trust Group
H. Brewster Atwater, Jr.          $1,571                   $1,871                     $132,850
Lynne V. Cheney                    1,308                    1,581                      110,233
Heinz F. Hutter                    1,346                    1,646                      117,775
Anne P. Jones                      1,379                    1,685                      121,350
William R. Pearce                  1,275                    1,575                      112,775
Alan K. Simpson                    1,258                    1,564                      112,550
C. Angus Wurtele                   1,396                    1,696                      121,125


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

PRINCIPAL HOLDERS OF SECURITIES


As of 30 days prior to the date of this SAI, Joseph G. Stinolis and Deborah L. Stinolis of Dublin OH held 16.71% of AXP Managed Allocation Class C shares; Robert Dmytriw and Therese M. Dmytriw of Cedar Grove NJ held 13.84% of AXP Managed Allocation Class C shares; John A. Comeaux and Dawn S. Comeaux of Houma LA held 10.25% of AXP Managed Allocation Class C shares and Linda K. Blythe of Barling AR held 7.93% of AXP Managed Allocation Class C shares.


INDEPENDENT AUDITORS


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

                                                 APPENDIX

                                          DESCRIPTION OF RATINGS

                                      Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         o    Nature of and provisions of the obligation.

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                      Moody's Long-Term Debt Ratings

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                            SHORT-TERM RATINGS

                                Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                                      Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

         SP-1     Strong   capacity  to  pay  principal  and  interest.   Issues
                  determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3     Speculative capacity to pay principal and interest.

                                        Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
         Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                             Moody's & S&P's
                                     Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

Independent   Auditors'  Report
THE  BOARD  AND SHAREHOLDERS
AXP MANAGED SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Managed Allocation Fund (a series of AXP Managed Series, Inc.) as of September 30, 2000, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2000 and the financial highlights for the four-year period ended September 30, 2000 and the ten-month period ended September 30, 1996. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Managed Allocation Fund as of September 30, 2000, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
KPMG LLP
Minneapolis, Minnesota
November 3, 2000\


Financial Statements
Statement of assets and liabilities
AXP Managed Allocation Fund

Sept. 30, 2000
 Assets
Investment in Total Return Portfolio (Note 1)                                  $1,927,065,255
                                                                               --------------
 Liabilities
Accrued distribution fee                                                               17,346
Accrued service fee                                                                        92
Accrued transfer agency fee                                                             6,853
Accrued administrative services fee                                                     1,782
Other accrued expenses                                                                 80,072
                                                                                       ------
Total liabilities                                                                     106,145
                                                                                      -------
Net assets applicable to outstanding capital stock                             $1,926,959,110
                                                                               ==============
 Represented by
Capital stock-- $.01 par value (Note 1)                                        $    1,833,835
Additional paid-in capital                                                      1,717,759,648
Undistributed net investment income                                                 1,027,957
Accumulated net realized gain (loss)                                              118,216,172
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                  88,121,498
                                                                                   ----------
Total -- representing net assets applicable to outstanding capital stock       $1,926,959,110
                                                                               ==============
Net assets applicable to outstanding shares:    Class A                        $1,676,521,855
                                                Class B                        $  216,376,210
                                                Class C                        $      213,372
                                                Class Y                        $   33,847,673
Net asset value per share of outstanding capital stock:
                                                Class A shares 159,426,335     $        10.52
                                                Class B shares  20,717,832     $        10.44
                                                Class C shares      20,379     $        10.47
                                                Class Y shares   3,218,962     $        10.52
                                                                 ---------     --------------

See accompanying notes to financial statements.


Statement of operations
AXP Managed Allocation Fund

Year ended Sept. 30, 2000
Investment income
Income:
Dividends                                                                 $  15,033,406
Interest                                                                     54,706,397
   Less foreign taxes withheld                                                 (120,457)
                                                                               --------
Total income                                                                 69,619,346
                                                                             ----------
Expenses (Note 2):
Expenses allocated from Total Return Portfolio                               11,464,757
Distribution fee
   Class A                                                                    4,669,793
   Class B                                                                    2,323,020
   Class C                                                                          371
Transfer agency fee                                                           2,519,316
Incremental transfer agency fee
   Class A                                                                      243,553
   Class B                                                                       66,007
   Class C                                                                           11
Service fee - Class Y                                                            46,031
Administrative services fees and expenses                                       718,135
Compensation of board members                                                     9,654
Printing and postage                                                            185,257
Registration fees                                                                71,533
Audit fees                                                                       10,250
Other                                                                             1,443
                                                                                  -----
Total expenses                                                               22,329,131
   Earnings credits on cash balances (Note 2)                                  (144,963)
                                                                               --------
Total net expenses                                                           22,184,168
                                                                             ----------
Investment income (loss) -- net                                              47,435,178
                                                                             ----------
Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
   Security transactions                                                    124,452,028
   Foreign currency transactions                                                273,882
   Futures contracts                                                          7,514,033
   Options contracts written                                                  2,924,704
                                                                              ---------
Net realized gain (loss) on investments                                     135,164,647
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        40,806,127
                                                                             ----------
Net gain (loss) on investments and foreign currencies                       175,970,774
                                                                            -----------
Net increase (decrease) in net assets resulting from operations            $223,405,952
                                                                           ============

See accompanying notes to financial statements.


Statements of changes in net assets
AXP Managed Allocation Fund

Year ended Sept. 30,                                             2000           1999
 Operations and distributions
Investment income (loss) -- net                           $  47,435,178      $  71,750,349
Net realized gain (loss) on investments                     135,164,647        148,548,816
Net change in unrealized appreciation (depreciation)
  on investments and on translation of assets and
  liabilites in foreign currencies                           40,806,127        152,325,753
                                                             ----------        -----------
Net  increase  (decrease)  in net assets  resulting
  from  operations                                          223,405,952        372,624,918
                                                            -----------        -----------
Distributions to shareholders from:
   Net investment income
      Class A                                               (43,538,120)       (59,764,982)
      Class B                                                (3,727,456)        (5,070,750)
      Class C                                                    (1,065)                --
      Class Y                                                (1,127,386)        (2,600,055)
   Net realized gain
      Class A                                              (143,121,801)      (213,025,397)
      Class B                                               (17,618,754)       (24,584,424)
      Class Y                                                (4,066,958)        (9,468,549)
                                                             ----------         ----------
Total distributions                                        (213,201,540)      (314,514,157)
                                                           ------------       ------------
 Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Notes 2 and 5)                            69,674,970         81,611,960
   Class B shares                                            31,510,861         34,306,652
   Class C shares                                               214,230                 --
   Class Y shares                                             7,394,417         18,212,314
Reinvestment of distributions at net asset value
   Class A shares                                           183,775,353        268,805,672
   Class B shares                                            21,173,371         29,452,905
   Class C shares                                                 1,065                 --
   Class Y shares                                             5,194,344         12,068,604
Payments for redemptions
   Class A shares                                          (565,199,101)      (654,795,821)
   Class B shares (Note 2)                                  (73,713,472)       (83,238,755)
   Class Y shares                                           (35,172,275)       (71,652,350)
                                                            -----------        -----------
Increase (decrease) in net assets from capital
 share transactions                                        (355,146,237)      (365,228,819)
                                                           ------------       ------------
Total increase (decrease) in net assets                    (344,941,825)      (307,118,058)
Net assets at beginning of year                           2,271,900,935      2,579,018,993
                                                          -------------      -------------
Net assets at end of year                                $1,926,959,110     $2,271,900,935
                                                         ==============     ==============
Undistributed net investment income                      $    1,027,957     $    1,992,073
                                                         --------------     --------------

See accompanying notes to financial statements.

Notes to Financial Statements
AXP Managed Allocation Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Managed Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 189 shares of capital stock, which represented the initial capital in Class C at $10.58 per share.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares are sold with a front-end  sales  charge.

o Class B shares  may  be  subject  to a  contingent  deferred  sales  charge
  (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Total Return Portfolio
The Fund invests all of its assets in Total Return Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. Total Return Portfolio seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Sept. 30, 2000 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of  estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's  policy is to comply with all sections of the  Internal  Revenue
Code  that  apply  to  regulated   investment   companies   and  to   distribute
substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $4,474 and accumulated net realized gain has been increased by $640,897 resulting in a net reclassification adjustment to decrease paid-in capital by $636,423.

Dividends  to  shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o Class A  $19.00           o Class C  $19.50
o Class B  $20.00           o Class Y  $17.00

The Fund has agreements with American Express  Financial  Advisors Inc.
(the Distributor) for distribution   and  shareholder   services.   Under  a
Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets.

Sales charges received by the Distributor for distributing Fund shares were $1,271,978 for Class A and $214,609 for Class B for the year ended Sept. 30, 2000.

During the year ended Sept. 30, 2000, the Fund's transfer agency fees were reduced by $144,963 as a result of earnings credits from overnight cash balances.


3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:
                                                     Year ended Sept. 30, 2000

                                             Class A     Class B     Class C*     Class Y
Sold                                       6,604,062    3,008,466     20,278      704,194
Issued for reinvested distributions       17,664,374    2,051,435        101      500,068
Redeemed                                 (53,463,694)  (7,031,170)        --   (3,320,098)
                                         -----------   ----------   ---------- ----------
Net increase (decrease)                  (29,195,258)  (1,971,269)    20,379   (2,115,836)

* Inception date was June 26, 2000.

                                                     Year ended Sept. 30, 1999
                                            Class A      Class B     Class C      Class Y
Sold                                       7,621,749    3,221,089       N/A     1,700,619
Issued for reinvested distributions       26,079,903    2,878,182       N/A     1,171,183
Redeemed                                 (60,922,790)  (7,797,934)      N/A    (6,730,053)
                                         -----------   ----------   ---------- ----------
Net increase (decrease)                  (27,221,138)  (1,698,663)      N/A    (3,858,251)

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Sept. 30, 2000.

5. FUND  MERGER

As of close of business on July 14, 2000, AXP Managed Allocation Fund acquired the assets and assumed the identified liabilities of Strategist Total Return Fund. The aggregate net assets of AXP Managed Allocation Fund immediately before the acquisition was $2,065,813,442.

The merger was accomplished by a tax-free exchange of 71,026 shares of Strategist Total Return Fund valued at $928,291.

In exchange for the Strategist Total Return Fund shares and net assets, AXP Managed Allocation Fund issued the following number of shares:
                                                      Shares        Net assets
Class A                                               86,034        $928,291

Strategist Total Return Fund's net assets at that date consisted of capital stock of $871,468 and unrealized appreciation of $56,823.


6. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended Sept. 30,
 Per share income and capital changesa
                                                         Class A
                                     2000        1999       1998        1997        1996b
Net asset value, beginning of period$10.49      $10.34     $12.68      $12.20      $12.19
Income from investment operations:
Net investment income (loss)           .25         .32        .37         .32         .24
Net gains (losses)
 (both realized and unrealized)        .83        1.16       (.79)       1.97         .58
Total from investment operations      1.08        1.48       (.42)       2.29         .82
Less distributions:
Dividends from net investment income  (.25)       (.30)      (.37)       (.32)       (.23)
Distributions from realized gains     (.80)      (1.03)     (1.55)      (1.49)       (.58)
Total distributions                  (1.05)      (1.33)     (1.92)      (1.81)       (.81)
Net asset value, end of period      $10.52      $10.49     $10.34      $12.68      $12.20
 Ratios/supplemental data
Net assets, end of period
(in millions)                       $1,677      $1,979     $2,233      $2,639      $2,523
Ratio of expenses to average
 daily net assetsc                    .96%        .82%       .80%        .84%        .80%d
Ratio of net investment income (loss)
to average daily net assets          2.29%       2.85%      3.13%       2.55%       2.29%d
Portfolio turnover rate
(excluding short-term securities)     102%         81%       122%         99%        142%
Total returne                       10.54%      14.78%     (3.73%)     20.79%       7.13%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b The Fund's fiscal year-end was changed from Nov.30 to Sept.30, effective 1996.
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.


Fiscal period ended Sept. 30,
 Per share income and capital changesa
                                                         Class B
                                      2000        1999       1998        1997        1996b
Net asset value, beginning of period $10.43      $10.29     $12.63      $12.15      $12.16
Income from investment operations:
Net investment income (loss)            .17         .23        .29         .23         .15
Net gains (losses)
(both realized and unrealized)          .81        1.16       (.79)       1.97         .57
Total from investment operations        .98        1.39       (.50)       2.20         .72
Less distributions:
Dividends from net investment income   (.17)       (.22)      (.29)       (.23)       (.15)
Distributions from realized gains      (.80)      (1.03)     (1.55)      (1.49)       (.58)
Total distributions                    (.97)      (1.25)     (1.84)      (1.72)       (.73)
Net asset value, end of period       $10.44      $10.43     $10.29      $12.63      $12.15
 Ratios/supplemental data
Net assets, end of period (in millions)$216        $237       $251        $241        $163
Ratio of expenses to average
daily net assetsc                     1.72%       1.59%      1.56%       1.60%       1.57%d
Ratio of net investment income (loss)
to average daily net assets           1.52%       2.08%      2.40%       1.82%       1.61%d
Portfolio turnover rate
(excluding short-term securities)      102%         81%       122%         99%        142%
Total returne                         9.72%      13.90%     (4.46%)     19.87%       6.45%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b The Fund's fiscal year-end was changed from Nov. 30 to Sept. 30, effective 1996.
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.

Fiscal period ended Sept. 30,
 Per share income and capital changesa
                                               Class C
                                                2000b
Net asset value, beginning of period           $10.46
Income from investment operations:
Net investment income (loss)                      .06
Net gains (losses) (both realized and unrealized)  --
Total from investment operations                  .06
Less distributions:
Dividends from net investment income             (.05)
Distributions from realized gains                  --
Total distributions                              (.05)
Net asset value, end of period                 $10.47
 Ratios/supplemental data
Net assets, end of period (in millions)           $--
Ratio of expenses to average daily net assetsc  1.72%d
Ratio of net investment income (loss)
to average daily net assets                     1.74%d
Portfolio turnover rate
(excluding short-term securities)                102%
Total returne                                    .60%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception date was June 26, 2000.
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.


Fiscal period ended Sept. 30,
 Per share income and capital changesa
                                                         Class Y
                                       2000        1999       1998        1997        1996b
Net asset value, beginning of period  $10.50      $10.34     $12.68      $12.20      $12.19
Income from investment operations:
Net investment income (loss)             .27         .33        .38         .33         .26
Net gains (losses)
(both realized and unrealized)           .82        1.17       (.79)       1.97         .58
Total from investment operations        1.09        1.50       (.41)       2.30         .84
Less distributions:
Dividends from net investment income    (.27)       (.31)      (.38)       (.33)       (.25)
Distributions from realized gains       (.80)      (1.03)     (1.55)      (1.49)       (.58)
Total distributions                    (1.07)      (1.34)     (1.93)      (1.82)       (.83)
Net asset value, end of period        $10.52      $10.50     $10.34      $12.68      $12.20
 Ratios/supplemental data
Net assets, end of period (in millions)  $34         $56        $95        $118        $113
Ratio of expenses to average
 daily net assetsc                      .80%        .72%       .72%        .71%        .63%d
Ratio of net investment income (loss)
to average daily net assets            2.44%       2.95%      3.20%       2.69%       2.45%d
Portfolio turnover rate
(excluding short-term securities)       102%         81%       122%         99%        142%
Total returne                         10.70%      14.92%     (3.65%)     20.94%       7.28%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b The Fund's fiscal year-end was changed from Nov.30 to Sept.30, effective 1996.
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.

Independent Auditors' Report
THE BOARD OF TRUSTEES AND UNITHOLDERS
GROWTH AND INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Total Return Portfolio (a series of Growth and Income Trust) as of September 30, 2000, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 2000. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of September 30, 2000, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
KPMG LLP
Minneapolis, Minnesota
November 3, 2000


Financial Statements
Statement of assets and liabilities

Total Return Portfolio

Sept. 30, 2000
 Assets
Investments in securities, at value (Note 1)
   (identified cost $1,853,355,970)                                      $1,939,540,249
Cash in bank on demand deposit                                                1,883,054
Dividends and accrued interest receivable                                     8,886,971
Receivable for investment securities sold                                    16,569,744
U.S. government securities held as collateral (Note 5)                          620,860
                                                                                -------
Total assets                                                              1,967,500,878
 Liabilities
Payable for investment securities purchased                                  18,066,435
Unrealized depreciation on foreign currency
contracts held, at value (Notes 1 and 4)                                          2,062
Payable upon return of securities loaned (Note 5)                            22,095,860
Accrued investment management services fee                                       26,276
Other accrued expenses                                                          146,559
                                                                                -------
Total liabilities                                                            40,337,192
                                                                             ----------
Net assets                                                               $1,927,163,686
                                                                         ==============

See accompanying notes to financial statements.


Statement of operations

Total Return Portfolio

Year ended Sept. 30, 2000
 Investment income
Income:
Dividends                                                                 $  15,038,441
Interest                                                                     54,723,207
   Less foreign taxes withheld                                                 (120,492)
                                                                               --------
Total income                                                                 69,641,156
                                                                             ----------
Expenses (Note 2):
Investment management services fee                                           11,237,917
Compensation of board members                                                    11,619
Custodian fees                                                                  105,487
Audit fees                                                                       30,750
Other                                                                            92,675
                                                                                 ------
Total expenses                                                               11,478,448
   Earnings credits on cash balances (Note 2)                                    (9,826)
Total net expenses                                                           11,468,622
                                                                             ----------
Investment income (loss) -- net                                              58,172,534
                                                                             ----------
 Realized and unrealized gain (loss) -- net Net realized gain (loss) on:
   Security transactions (Note 3)                                           124,489,347
   Foreign currency transactions                                                273,666
   Futures contracts                                                          7,515,684
   Options contracts written (Note 6)                                         2,924,790
                                                                              ---------
Net realized gain (loss) on investments                                     135,203,487
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        40,854,272
                                                                             ----------
Net gain (loss) on investments and foreign currencies                       176,057,759
                                                                            -----------
Net increase (decrease) in net assets resulting from operations            $234,230,293
                                                                           ============

See accompanying notes to financial statements.


Statements of changes in net assets
Total Return Portfolio
Year ended Sept. 30,                                              2000           1999
 Operations
Investment income (loss) -- net                             $   58,172,534  $    83,132,960
Net realized gain (loss) on investments                        135,203,487      148,588,089
Net change in unrealized appreciation
(depreciation) on investments
and on translation of assets and liabilities
in foreign currencies                                           40,854,272      152,366,575
                                                                ----------      -----------
Net increase (decrease) in net assets resulting
from operations                                                234,230,293       84,087,624
Net contributions (withdrawals) from partners                 (579,879,359)    (691,086,627)
                                                              ------------     ------------
Total increase (decrease) in net assets                       (345,649,066)    (306,999,003)
Net assets at beginning of year                              2,272,812,752    2,579,811,755
                                                             -------------    -------------
Net assets at end of year                                   $1,927,163,686   $2,272,812,752
                                                            ==============   ==============

See accompanying notes to financial statements.

Notes to Financial Statements
Total Return Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Total Return Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Total Return Portfolio seeks to provide maximum total return through a combination of growth of capital and current income by investing in U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign  currency  translations  and  foreign currency  contracts

Securities  and  other  assets  and  liabilities   denominated  in  foreign
currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign  currency  exchange  contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid  securities

As of Sept. 30, 2000, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Sept. 30, 2000 was $4,102,334 representing 0.21% of net assets. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Managed Allocation Fund to the Lipper Flexible Portfolio Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $584,296 for the year ended Sept. 30, 2000.

AEFC  has  a  Sub-investment   Advisory   Agreement  with  Kenwood  Capital
Management LLC, an indirect  subsidiary of AEFC.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Sept. 30, 2000, the Portfolio's custodian fees were reduced by $9,826 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3.  SECURITIES TRANSACTIONS
 Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,872,403,474 and $2,263,415,172, respectively, for the year ended Sept. 30, 2000. For the same period, the portfolio turnover rate was 102%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $86,712 for the year ended Sept. 30, 2000.

4. FOREIGN CURRENCY CONTRACTS
As of Sept. 30, 2000, the Portfolio has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange  date      Currency to      Currency to    Unrealized    Unrealized
                    be delivered     be received   appreciation   depreciation

Oct. 2, 2000          192,546        20,658,235         $--          $1,372
                    U.S. Dollar     Japanese Yen
Oct. 3, 2000           27,507            40,235          --             435
                  British Pound     U.S. Dollar
Oct. 4, 2000           17,266            25,273          --             255
                  British Pound     U.S.  Dollar
Total                                                   $--          $2,062

5. LENDING OF  PORTFOLIO  SECURITIES
As of Sept. 30, 2000, securities valued at $21,390,880 were on loan to brokers. For collateral, the Portfolio received $21,475,000 in cash and U.S. government securities valued at $620,860. Income from securities lending amounted to $123,234 for the year ended Sept. 30, 2000. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN Contracts and premium amounts associated with options written on open stock index contracts are as follows:

                                                     Year ended Sept.30, 2000
                                                               Calls
                                                  Contracts            Premium
Balance Sept. 30, 1999                                --                $ --
Opened                                              3,000             3,280,390
Closed                                             (2,500)           (1,557,197)
Expired                                              (500)           (1,723,193)
Balance Sept. 30, 2000 --$ --

See "Summary of significant accounting policies."

7. FUTURES CONTRACTS
As of Sept. 30, 2000, investments in securities included securities valued at $7,293,036 that were pledged as collateral to cover initial margin deposits on 200 open sale stock index contracts. The market value of the open sale stock index contracts as of Sept. 30, 2000 was $52,740,000 with a net unrealized gain of $1,913,419. See "Summary of significant accounting policies."

Investments in Securities
Total Return Portfolio

Sept. 30, 2000
(Percentages represent value of investments compared to net assets)

Common stocks (63.4%)
Issuer                       Shares      Value(a)

Aerospace & defense (0.9%)
Aeroflex                     17,900(b)    $870,388
BAE Systems                 137,405(c)     741,510
Boeing                      140,400      8,845,199
Precision Castparts          23,800        913,325
United Technologies          95,850      6,637,613
Total                                   18,008,035

Airlines (0.3%)
Delta Air Lines              30,000      1,331,250
SkyWest                      13,820        708,275
Southwest Airlines           99,275      2,407,418
US Airways Group             34,600(b)   1,053,138
Total                                    5,500,081

Automotive & related (0.2%)
Delphi Automotive Systems   156,124      2,361,376
DollarThrifty
Automotive Group             53,500(b)   1,056,625
Ford Motor                    1,600         40,500
Gentex                       34,400(b)     860,000
Total                                    4,318,501

Banks and savings & loans (3.8%)
ABN AMRO Holding             41,757(c)     972,855
American Capital Strategies  25,200        596,925
Astoria Financial            16,600        641,175
Bank of America             205,665     10,771,703
Bank of New York            141,050      7,907,616
Bank United Cl A             19,200        973,200
BNP Paribas                  13,779(c)   1,214,781
City Natl                    24,100        930,863
Commerce Bancshares          20,800        765,700
Commonwealth  Bank
 of Australia                69,000(c)   1,031,423
Cullen/Frost Bankers         42,326      1,375,595
Deutsche Bank                 37,486(c)  3,112,961
Downey Financial             26,100      1,030,950
East West Bancorp            57,600      1,126,800
First Midwest Bancorp        20,416        543,576
Firstar                      70,200      1,570,725
FirstFed Financial           27,000(b)     621,000
FleetBoston Financial       278,221     10,850,618
Fulton Financial             37,800        748,913
Greater Bay Bancorp          16,000      1,111,000
Hudson United Bancorp        26,111        721,316
Imperial Bancorp             35,400(b)     677,025
Investors Financial
Services                     20,900      1,319,313
MAF Bancorp                  20,100        499,988
Mellon Financial             94,200      4,368,525
Overseas Union Bank         133,000(c)     619,031
Queens County Bancorp        30,700        886,463
San Paolo - IMI             138,996(c)   2,259,471
Silicon Valley Bancshares    25,999(b)   1,514,036
Southwest Bancorp of Texas   20,200(b)     660,288
USA Education                31,600      1,522,725
Webster Financial            22,000        592,625
Wells Fargo                 190,950      8,771,765
Wilshire Financial
 Services Group             411,726(b)     566,123
Total                                   72,877,073

Beverages & tobacco (0.9%)
Anheuser-Busch               95,100      4,023,919
Coca-Cola                   103,900      5,727,488
Constellation Brands         25,069(b)   1,361,560
Coors (Adolph) Cl B          11,500        726,656
Philip Morris               205,900      6,061,181
Total                                   17,900,804

Building materials & construction (0.4%)
Carlisle Companies           26,500      1,099,750
Dycom Inds                   26,696(b)   1,111,221
Florida Rock Inds            19,414        765,640
Horton (DR)                  65,701      1,129,233
Lennar                       25,100        745,156
NCI Building Systems         27,300(b)     399,263
Pulte                        25,500        841,500
Singapore Technologies
 Engineering                462,000(c)     684,916
Toll Brothers                18,000(b)     619,164
Total                                    7,395,843

Chemicals (0.4%)
Air Products & Chemicals     54,400      1,958,399
Albemarle                    37,000        746,938
Asahi Chemical Inds         158,000        943,087
Cytec Inds                   30,000(b)   1,003,125
Dow Chemical                 49,200      1,226,925
Lubrizol                     38,900        765,844
Millipore                    22,200      1,075,313
OM Group                     20,000        872,500
Total                                    8,592,131

Communications equipment & services (3.7%)
ADTRAN                        8,600(b)     365,903
Alcatel Alsthom              46,624      2,983,063
Celeritek                    19,700(b)     742,444
China Mobile (Hong Kong)    144,000(b,c)   955,764
Commonwealth
Telephone Enterprises        12,000(b)     442,500
Corning                      34,170     10,148,489
DMC Stratex Networks         35,448(b)     569,384
Ericsson (LM) Cl B          217,424(c)   3,306,614
Excel Techology              18,300(b)     586,744
Glenayre  Technologies       86,600(b)     941,775
JDS Uniphase                 76,100(b)   7,205,719
Leap  Wireless  Intl         10,400(b)     650,650
Lucent Technologies         241,500      7,380,844
Marconi                     241,645(c)   3,304,768
Motorola                    202,250      5,713,563
Natural Microsystems         10,000(b)     537,969
Netro                        17,900(b)   1,060,575
Nokia                        38,395(c)   1,555,935
Nortel Networks             248,100(c)  14,777,455
Plantronics                  23,900(b)     908,200
Proxim                       20,694(b)     920,883
QUALCOMM                     24,650(b)   1,756,313
REMEC                        44,500(b)   1,309,969
Tellabs                      37,300(b)   1,781,075
Tollgrade  Communications     7,000(b)     971,688
WJ Communications            19,200(b)     710,400
Total                                   71,588,686

Computer software & services (2.4%)
Microsoft                   368,150(b)  22,181,038
Oracle                      224,000(b)  17,640,000
Veritas Software             48,000(b)   6,816,000
Total                                   46,637,038

Computers & office  equipment  (9.2%)
3Com                         44,250(b)     849,047
ADAC  Laboratories           43,400(b)     903,263
Advent Software               6,700(b)     468,163
America Online              138,200(b)   7,428,249
Aspen Technology             21,500(b)     970,188
Automatic Data  Processing   49,700      3,323,688
Avocent                      12,238(b)     674,620
Canon                       25,000(b,c)  1,108,181
Cap  Gemini                 17,200(c)    3,233,128
Cisco Systems              562,400(b)   31,072,599
Clarent                     17,900(b)      704,813
Compaq Computer            220,350       6,077,253
Computer Sciences           47,201(b)    3,504,674
Dell   Computer            264,300(b)    8,143,743
EMC                        205,900(b)   20,409,837
FactSet Research  Systems   19,500         733,200
First  Data                145,900       5,699,219
Fujitsu                     61,000(c)    1,416,898
Globix                      48,012(b)    1,119,280
go2net                       8,500(b)      461,258
Henry (Jack) &  Associates  17,188         745,530
Hewlett-Packard             41,600       4,035,200
Hitachi Software
Engineering                  5,700(c)      712,104
HNC Software                14,500(b)    1,186,281
InFocus                     22,800(b)    1,208,400
Insight Enterprises         21,150(b)      576,338
Intermagnetics  General     32,000         852,000
Interwoven                   7,800(b)      881,888
Intl Business  Machines    162,400      18,269,999
IntraNet  Solutions         29,999(b)    1,499,950
Keynote  Systems            21,000(b)      561,750
M-Systems Flash Disk
  Pioneer                   18,000(b,c)    697,246
Manhattan  Associates       12,500(b)      765,625
Mercury  Interactive        14,800(b)    2,319,900
Natl  Instruments           12,400(b)      547,150
Netegrity                   13,500(b)      945,000
Network Appliance           33,400(b)    4,254,325
OTG Software                21,800(b)      891,075
Palm                        58,030(b)    3,071,963
RSA Security                17,678(b)      762,364
Sanmina                     40,900(b)    3,829,263
SAP                         10,388(c)    2,621,880
SERENA Software             34,000(b)    1,566,125
Solectron                   81,450(b)    3,756,881
SonicWALL                   25,200(b)      718,200
Sun Microsystems           133,800(b)   15,621,149
Varian                      22,400(b)      964,600
Verity                      25,700(b)      913,231
Yahoo!                      48,550(b)    4,418,050
Total                                  177,494,768

Electronics (4.4%)
ACT  Mfg                     8,000(b)      422,000
Actel                       22,000(b)      790,625
Advanced  Micro  Devices    64,200(b)    1,516,725
Alpha Inds                  28,900(b)      984,406
Altera                      52,600(b)    2,511,649
American Power Conversion   72,000(b)    1,381,500
Amphenol  Cl A               9,500(b)      540,906
Analog Devices              43,000(b)    3,550,187
Anaren Microwave             8,000(b)    1,085,000
Anixter Intl                23,100(b)      672,788
Applied Materials           28,200(b)    1,672,613
Belden                      31,000         732,375
Broadcom Cl A               13,900(b)    3,388,124
C&D Technologies            26,000       1,475,500
C-Cube Microsystems         29,600(b)      606,800
Conexant Systems            43,500(b)    1,821,563
CTS                         18,600         941,625
Cymer                        9,400(b)      288,463
DSP Group                   12,150(b)      454,106
Elantec Semiconductor       11,700(b)    1,165,613
Electro Scientific Inds     15,100(b)      536,790
Exar                        11,900(b)    1,439,900
Harman Intl Inds            26,046       1,018,399
Hitachi                     84,000(c)      974,792
Intel                      502,300      20,908,237
Intl Rectifier              13,800(b)      697,763
KEMET                       38,319(b)    1,058,562
KLA-Tencor                  34,300(b)    1,412,731
Linear Technology           40,300       2,609,424
Littelfuse                  14,600(b)      433,438
LSI Logic                   43,100(b)    1,260,675
Methode Electronics Cl A    12,100         536,181
Micron Technology           23,400(b)    1,076,400
Molex                       35,200       1,916,200
MRV Communications          13,500(b)      611,719
Nanometrics                 10,400(b)      555,750
Natl Semiconductor          46,450(b)    1,869,613
Nintendo                     3,800(c)      693,818
Oak Technology              28,600(b)      782,925
Pericom Semiconductor       10,800(b)      399,600
Photon Dynamics             30,000(b)    1,132,500
Pioneer                      5,000         203,591
Plexus                       9,200(b)      648,600
PLX Technology              26,400(b)      709,500
Rohm                         4,200(c)    1,150,861
Sensormatic Electronics     70,600(b)    1,051,680
Technitrol                   7,796         787,396
Texas Instruments          136,700       6,450,530
Therma-Wave                 22,000(b)      632,500
Three-Five Systems          24,882(b)      727,799
Trimble Navigation          27,199(b)      608,578
Varian Medical Systems      26,426(b)    1,194,125
Varian Semiconductor
 Equipment Associates       12,900(b)      482,944
Viasystems Group            34,200(b)      581,400
Xilinx                      21,700(b)    1,858,063
Total                                   85,015,552

Energy (3.7%)
Anadarko Petroleum          43,800       2,910,948
Apache                      53,300       3,151,363
Chevron                    138,800      11,832,699
Conoco Cl B                103,400       2,785,338
Exxon Mobil                373,475      33,285,958
HS Resources                28,125(b)      945,703
Kerr-McGee                  65,700       4,352,625
Mitchell Energy &
Development Cl A            22,000       1,025,750
Petro-Canada                43,718(c)      973,384
Royal Dutch Petroleum       52,500(c)    3,146,719
Swift Energy                22,000(b)      914,375
Tosco                      113,700       3,546,019
Valero Energy               20,200         710,788
Vintage Petroleum           37,000         841,750
Total                                   70,423,419

Energy  equipment & services  (0.3%)
Lone Star  Technologies     13,900(b)      641,485
Louis Dreyfus Natural  Gas  23,800(b)      943,075
Patterson Energy            34,900(b)    1,199,687
Pride Intl                  41,542(b)    1,100,863
UTI Energy                  17,900(b)      798,788
Varco Intl                  34,400(b)      715,950
Total                                    5,399,848

Financial services (4.3%)
Affiliated Managers Group   20,500(b)    1,167,195
AmeriCredit                 64,500(b)    1,858,406
Capital One Financial       49,550       3,471,597
Catellus Development        43,000(b)      752,500
Citigroup                  443,400      23,971,312
Delphi Financial Group Cl A 13,915(b)      563,558
Eaton Vance                 11,600         591,600
Fannie Mae                 187,700      13,420,549
Freddie Mac                 35,500       1,919,219
Jefferies Group             25,600         688,000
LaBranche                   15,100(b)      503,963
Lehman Brothers Holdings    41,450       6,124,238
MBNA                       156,250       6,015,625
Metris Companies            37,950       1,499,025
Morgan Stanley,Dean
Witter,  Discover & Co     132,450      12,110,897
Providian Financial         46,600       5,918,200
Radian Group                25,200       1,701,000
Raymond James Financial     21,900         721,331
Total                                   82,998,215

Food (0.7%)
Dean Foods                  22,000         731,500
Delta & Pine Land           26,000         667,875
Earthgrains                 42,700         787,281
General Mills              135,500       4,810,250
Performance Food Group      24,166(b)      909,246
Smithfield Foods            36,259(b)      951,799
Suiza Foods                 23,700(b)    1,201,294
SUPERVALU                  242,500       3,652,656
Total                                   13,711,901

Furniture & appliances (0.2%)
Ethan Allen Interiors       35,000         990,938
Matsushita Electric
Industrial                  53,000(c)    1,388,025
Salton                      28,600(b,i)    934,196
Total                                    3,313,159

Health care (6.5%)
Abbott Laboratories        127,500       6,064,219
Alkermes                    11,800(b)      455,775
Allergan                    25,200       2,127,825
Alpharma Cl A               16,100         984,113
ALZA                        20,800(b)    1,799,200
American Home Products      92,250       5,217,891
Amgen                       42,900(b)    2,995,627
Baxter Intl                 60,700       4,844,619
Biomet                      71,400       2,499,000
Bristol-Myers Squibb        54,100       3,090,463
Cephalon                    10,000(b)      485,000
Coherent                    16,261(b)    1,105,748
COR Therapeutics            18,626(b)    1,160,633
Cubist Pharmaceuticals      10,000(b)      520,625
Emisphere Technologies      21,000(b)      628,688
Enzo Biochem                12,898(b)      625,553
Enzon                       12,800(b)      844,800
Glaxo Wellcome ADR          84,957(c)    2,572,471
Inhale Therapeutic Systems  14,400(b)      811,800
Johnson & Johnson          122,100      11,469,768
Laboratory Corp
America Holdings            13,110(b)    1,569,923
Maxim Pharmaceuticals       16,000(b)      972,000
Medicis Pharmaceutical Cl A 17,000(b)    1,045,500
MedImmune                   21,100(b)    1,629,975
Medtronic                  118,900       6,160,506
Merck & Co                  94,050       7,000,846
Myriad Genetics             13,600(b)    1,169,600
Nanogen                     16,400(b)      318,480
NOVOSTE                     16,000(b)      680,000
Pfizer                     612,837      27,539,362
Pharmacia                  189,882      11,428,552
Priority
Healthcare  Cl B            10,550(b)      804,438
Protein Design Labs          6,500(b)      783,250
Regeneron Pharmaceuticals   24,000(b)      783,000
Schering-Plough            176,430       8,203,994
SmithKline Beecham         152,870(c)    2,094,060
Takeda  Chemical Inds       15,000(c)      991,116
Techne                      11,619(b)    1,301,328
Zoll Medical                20,000(b)      978,863
Total                                  125,758,611

Health care services (1.2%)
Apria Healthcare Group      57,400(b)      800,013
Aurora Biosciences          15,000(b)    1,027,734
Cardinal Health             55,100       4,859,130
Cerner                      17,000(b)      789,438
Cytyc                       19,780(b)      853,013
Foundation Health
Systems Cl A                65,000(b)    1,088,520
Genzyme Transgenics         21,000(b)      740,250
HCA-The Healthcare         148,600       5,516,774
LifePoint Hospitals         40,300(b)    1,430,650
Mid Atlantic
Medical Services            44,000(b)      665,500
PRAECIS Pharmaceuticals     14,000(b)      595,000
Tenet Healthcare            52,600(b)    1,913,325
Triad Hospitals             35,000(b)    1,028,125
Universal Health
Services Cl B               14,668(b)    1,255,948
Yamanouchi Pharmaceutical   11,000         529,336
Total                                   23,092,756

Household products (0.8%)
Aventis ADR                 33,579(c)    2,518,846
Colgate-Palmolive          120,400       5,682,880
Kimberly-Clark             103,050       5,751,478
Valence Technology          39,700(b)      684,825
Total                                   14,638,029

Industrial equipment & services (0.6%)
AGCO                        52,100         618,688
Amada                      118,000(c)      977,327
Asyst Technologies          17,000(b)      344,250
Graco                       17,000         548,250
Hays PLC                   173,120(c)    1,007,195
Illinois Tool Works         88,350       4,936,556
Kennametal                  34,700         893,525
Minerals Technologies       21,000         966,000
Nordson                     16,100         457,844
Parker-Hannifin             41,800       1,410,750
Total                                   12,160,385

Insurance (2.2%)
American Intl Group        156,205      14,946,866
AMP                        111,000         985,929
CIGNA                       66,350       6,926,940
Fidelity Natl Financial     32,500         804,375
First American              29,400         613,725
Fortis                      82,672(c)    2,531,645
Gallagher (Arthur J)        28,770       1,701,026
ING Groep                   39,321(c)    2,619,216
Marsh & McLennan            38,400       5,097,600
MONY Group                  14,400         574,200
Old Republic Intl           43,100       1,037,094
Prudential                 112,346(c)    1,533,136
Reinsurance Group
 of America1                 6,900         578,825
RenaissanceRe Holdings      18,900(c)    1,208,419
Selective Insurance Group    2,200          39,325
StanCorp Financial Group    28,100       1,201,275
Total                                   42,399,596

Leisure time & entertainment (1.2%)
Anchor Gaming               11,600(b)      922,925
Aztar                       72,286(b)    1,111,397
Concord Camera              42,300(b)    1,083,938
Disney (Walt)              225,700       8,633,025
EMI Group ADR              235,843(c)    1,882,947
Viacom Cl B                150,637(b)    8,812,265
Total                                   22,446,497

Media (0.6%)
ADVO                        20,500(b)      676,500
Comcast Special Cl A        58,850(b)    2,409,172
Deluxe                     134,900       2,740,156
McClatchy Cl A              18,300         643,931
Penton Media                30,000         825,000
Price Communications        33,500(b)      655,344
Radio One Cl A              22,100(b)      183,706
Scholastic                  15,812(b)    1,258,042
Sony                        21,000(c)    2,129,928
True North Communications   12,900         461,175
Zomax                       63,600(b)      445,200
Total                                   12,428,154

Metals (0.3%)
Alcoa                      178,700       4,523,344
Mueller Inds                19,545(b)      438,541
Shaw Group                  13,500(b)      951,750
Stillwater Mining           25,400(b)      687,578
Total                                    6,601,213

Miscellaneous (0.7%)
AremisSoft                  18,000(b)      675,000
Beasley Broadcast
Group Cl A                  19,900(b)      192,781
Cell Genesys                30,000(b)      900,000
Convergys                   45,700(b)    1,776,588
DigitalThink                15,000(b)      631,875
Lawson                       5,200(c)      196,335
Learning Tree Intl          20,400(b)      974,481
Oriental Land               10,700(c)      881,270
PolyMedica                  17,600(b)      754,600
Proton Energy Systems          900(b)       25,763
Rural Celluar Cl A          11,900(b)      810,688
Stilwell Financial          54,500(b)    2,370,749
Stratos Lightwave           15,000(b)      483,750
UCBH Holdings               14,200         508,538
Vivendi                     12,479(c)      927,271
VNU                         19,881(c)    1,000,064
Total                                   13,109,753

Multi-industry  conglomerates  (3.5%)
Agribrands Intl             15,450(b)      674,006
Argosy Gaming               45,300(b)      821,063
Bombardier Cl B             54,000(c)      933,138
Brady Cl A                  26,492         801,383
Danaher                     74,500       3,706,375
Eastman Kodak               25,100       1,025,963
Emerson Electric            57,700       3,865,900
General  Electric          667,000      38,477,562
Hall, Kinion
& Associates                15,200(b)      432,250
Meade Instruments           23,000(b)      464,313
Mettler-Toledo Intl         23,900(b)    1,051,600
Minnesota  Mining & Mfg     26,800       2,442,150
Mitsubishi Materials       227,000(c)      704,554
Stewart& Stevenson Services 35,150         612,928
Tyco Intl                  203,500(c)   10,556,562
Total                                   66,569,747

Paper & packaging (0.3%)
AptarGroup                  33,500         801,906
Ball                        21,100         668,606
Buckeye Technologies        34,000(b)      705,500
Intl Paper                  97,000       2,782,688
Pope & Talbot               44,079         630,881
Total                                    5,589,581

Real estate investment trust (0.4%)
Arden Realty                30,800         825,824
BRE Properties Cl A         22,200         710,400
Camden Property Trust       23,500         728,500
Developers Diversified
Realty                      27,900         359,213
Essex Property Trust        10,000         553,750
Gables Residential Trust    24,600         668,813
Liberty Property Trust      15,300         420,750
Pan Pacific
Retail Properties           21,900         438,000
Reckson Associates Realty   19,000         484,500
SL Green Realty             24,300         681,919
Smith (Charles E)
Residential Realty          17,000         771,375
United Dominion
Realty Trust                40,000         435,000
Total                                    7,078,044

Restaurants & lodging  (0.3%)
CEC  Entertainment          29,300(b)      937,963
Cheesecake Factory (The)    23,493(b)    1,014,691
Darden  Restaurants         82,600       1,719,113
Extended Stay America       13,500(b)      176,310
RARE Hospitality Intl       34,800(b)      709,050
Wendy's Intl               106,950       2,145,684
Total                                    6,702,811

Retail (3.2%)
AnnTaylor Stores            25,300(b)      972,469
Barnes & Noble              25,700(b)      505,969
Bed Bath & Beyond           77,200(b)    1,882,956
Borders Group               51,000(b)      707,973
CVS                         37,350       1,729,772
Footstar                    26,400(b)      853,050
Home Depot                 196,300      10,416,168
Kohl's                      32,200(b)    1,857,538
Kroger                     178,100(b)    4,018,381
Limited                     70,400       1,553,200
Lowe's Companies            90,450       4,058,943
NBTY                        81,400(b)      531,644
Next                        81,569(c)      868,922
Pier 1 Imports              57,000         773,063
PurchasePro.com             10,600(b)      931,475
RadioShack                  22,350       1,444,369
Ryohin Keikaku              12,400(c)      975,384
Safeway                     97,850(b)    4,568,371
Tesco                      871,911(c)    3,203,465
TJX Companies              105,900       2,382,750
United Stationers           30,967(b)      832,238
Venator Group               66,000(b)      816,750
Wal-Mart Stores            263,150      12,664,093
Walgreen                    44,100       1,673,044
Whole Foods Market          25,000(b)    1,342,188
Zale                        29,069(b)      942,926
Total                                   62,507,101

Textiles & apparel (0.3%)
Abercrombie & Fitch         44,000(b)      838,720
Chico's FAS                 17,000(b)      576,327
Hot Topic                   26,900(b)      807,000
Kenneth Cole
Productions Cl A            20,600(b)      727,438
Kuraray                     87,000(c)      842,142
Skechers U.S.A. Cl A        36,900(b)      558,113
Timberland Cl A             15,000(b)      615,000
Total                                    4,964,740

Transportation (0.3%)
Atlas Air                   14,450(b)      610,513
Burlington Northern
Santa Fe                    91,900       1,981,593
EGL                         27,100(b)      819,774
Expeditors Intl
of Washington               18,000         811,125
Forward Air                 15,000(b)      527,813
Landstar System             13,233(b)      590,523
Total                                    5,341,341

Utilities -- electric (1.2%)
AES                         64,400(b)    4,411,399
ALLETE                      38,500         851,813
Cleco                       18,900         883,575
E.On                        29,338(c)    1,522,379
El Paso Electric            83,123(b)    1,144,604
Kansas City Power & Light   31,500         840,656
OGE Energy                  36,100         769,381
PECO Energy                 80,800       4,893,449
PG&E                        50,000       1,209,375
Pinnacle West Capital       50,650       2,576,819
Public Service Co
of New Mexico               39,900       1,032,413
TXU                         49,900       1,977,288
UIL Holdings                19,041         979,421
Western Resources           40,100         867,163
Total                                   23,959,735

Utilities -- gas (0.8%)
BG Group                   200,039(c)    1,271,019
El Paso Energy              38,300       2,360,237
Enron                       67,500       5,914,687
Equitable Resources         13,957         884,525
New Jersey Resources        14,400         585,000
ONEOK                       22,100         878,475
Piedmont Natural Gas        27,900         854,438
UGI                         36,800         892,730
Western Gas Resources       21,000         526,313
Williams Companies          30,800       1,301,300
Total                                   15,468,724

Utilities -- telephone (3.1%)
AT&T                       214,386       6,297,589
BellSouth                  183,350       7,379,837
COLT Telecom Group          15,347(b,c)    440,197
Global Crossing             49,500(b,c)  1,534,500
Intermedia Communications    2,103(b)       62,032
Nextel Communications Cl A  50,900(b)    2,379,575
Nippon Comsys               11,000         204,100
Nippon   Telegraph  &
Telephone                      247(c)    2,422,913
NTT  DoCoMo                     42(c)    1,204,886
Qwest  Communications Int  l97,309(b)    4,676,914
SBC Communications         248,821      12,441,049
Sprint (PCS Group)          85,900(b)    3,011,869
Telecom Italia Mobile       93,314(c)      754,323
Telefonos de Mexico
ADR Cl L                    19,200(c)    1,021,200
Verizon                    148,454       7,190,741
Vodafone Group           1,161,899(c)    4,337,617
WorldCom                   161,062(b)    4,892,258
Total                                   60,251,600

Total common stocks
(Cost: $1,107,101,291)              $1,222,243,472

Preferred stocks & other (0.8%)
Issuer                   Shares      Value(a)
Asia Pulp & Paper
  Warrants                400(d)          $4
Century Maintenance
  13.25% Pay-in-kind
  Series C              3,400(n)     255,425
Coastal
  6.63% Cv PRIDES      44,900(m)   1,868,963
CVS
  6.00% Cv             14,700      1,194,375
Elan
  Rights               30,500         29,547
Georgia-Pacific Group
  7.50% Cm Cv          57,470      1,695,365
Global Crossing
  6.38% (U.S. Dollar)
  Cm Cv                15,200(c,d) 1,312,899
GT Group Telecom
  Warrants                275         22,000
Ingersoll-Rand
  6.75% Cv PRIDES      13,465(m)     242,370
Intermedia Communications
  13.50% Pay-in-kind
  Series B              1,105(n)   1,060,607
KMC Telecom Holdings
  Warrants              3,000          6,000
Lincoln Natl
  7.75% Cm Cv          38,950        925,063
Metlife Capital
  8.00% Cm Cv          21,100      1,793,499
Nakornthai Strip Mill
  Warrants          2,722,298              3
Paxson Communications
  12.50% Pay-in-kind
  Exchangeable            575(n)     598,938
Pegasus Communications
  12.75% Pay-in-kind
  Series A                500(n)     525,000
Pharmacia
  6.50% Cv ACES        22,010(l)   1,152,774
PLD Telekom
  Warrants              6,000            180
Poland Telecom
  Warrants              4,400(c,d,f)      --
Sovereign Capital Trust
  7.50% Cv             20,800      1,194,700
Telehub Communications
  Warrants              2,500             25
Wendys Financing
  5.00% Cm Cv Series A 31,600      1,501,000

Total preferred stocks & other
(Cost: $14,452,242)              $15,378,737

Bonds (26.7%)
Issuer         Coupon    Principal        Value(a)
               rate       amount
Government obligations (4.9%)
U.S. Treasury
   03-31-03    5.50%    $1,500,000(h)   $1,483,590
   05-15-04    7.25      4,800,000       5,002,512
   08-15-04    7.25     20,000,000(i)   20,906,199
   08-15-05    6.50     12,500,000      12,814,500
   05-15-07    6.63     12,500,000(h)   12,960,875
   08-15-17    8.88     11,000,000      14,150,510
   08-15-23    6.25     14,700,000      14,987,091
   08-15-27    6.38      8,500,000       8,855,895
United Mexican States
  (U.S. Dollar)
   09-15-16   11.38      2,700,000(c)    3,133,701
Total                                   94,294,873

Mortgage-backed securities (7.9%)
Federal Home Loan Mtge Corp
   03-01-13    5.50      8,465,870       8,009,230
   04-01-15    7.50     19,133,212      19,308,538
   12-01-25    7.50     10,638,415      10,675,011
   07-01-28    6.00      8,830,638       8,281,460
   09-01-28    6.00      8,802,841       8,250,399
Federal Natl Mtge Assn
   03-01-14    5.50      8,842,566       8,339,286
   06-01-15    7.00      9,443,414       9,458,709
   05-01-24    7.50      8,029,958       8,062,560
   09-01-28    6.50      8,579,185       8,246,742
   10-01-28    6.00      8,855,552       8,296,218
   02-01-30    7.00     10,884,841      10,668,731
   03-01-30    7.00      8,651,468       8,482,534
   04-01-30    7.00     10,000,000       9,804,734
   08-01-30    6.50     19,999,999      19,216,568
  Collateralized Mtge Obligation
   05-18-26    5.00      9,593,000       8,443,850
Total                                  153,544,570

Aerospace & defense (0.4%)
BE Aerospace
  Sr Sub Nts Series B
   02-01-06    9.88        750,000         742,500
Compass Aerospace
  Company Guaranty Series D
   04-15-05   10.13        300,000(b)       45,000
Fairchild
  Company Guaranty
   04-15-09   10.75        400,000         324,000
L-3 Communications
   Sr Sub Nts Series B
   05-01-07   10.38      1,035,000       1,058,288
Northrop-Grumman
   03-01-16    7.75      5,000,000       4,797,400
Roller Bearing
  Company Guaranty Series B
   06-15-07    9.63        700,000         640,500
Sequa
   Sr Nts
   08-01-09    9.00        500,000         491,250
Transdigm
  Company Guaranty
   12-01-08   10.38        350,000         322,000
Total                                    8,420,938

Automotive & related (0.3%)
Aftermarket Technology
  Sr Sub Nts Series D
   08-01-04   12.00        350,000         350,000
Daimler Chrysler
   05-27-03    7.75      3,000,000       3,049,467
Ford Motor Credit
   06-15-10    7.88      1,000,000       1,012,060
French (JL) Auto Casting
  Company Guaranty Series B
   06-01-09   11.50        200,000         148,000
Lear
  Sub Nts
   07-15-06    9.50        550,000         550,000
Oxford Automotive
  Company Guaranty Series D
   06-15-07   10.13        200,000         176,000
Venture Holdings Trust
  Sr Nts Series B
   07-01-05    9.50        250,000         160,000
Total                                    5,445,527

Banks and savings & loans (1.3%)
Bank of America
   05-16-05    7.88      3,000,000       3,102,219
Bank United
  Medium-term Notes Series A
   03-15-09    8.00      1,500,000       1,456,110
BSCH Issuances
  (U.S. Dollar)
   09-14-10    7.63      3,000,000(c)    2,993,775
Capital One Bank
  Sr Nts
   06-15-05    8.25      3,000,000       3,047,490
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   06-15-10    8.00      3,000,000(c)    3,080,220
Union Planters Bank
  Sub Nts
   03-15-08    6.50      5,000,000       4,428,900
Wachovia
  Sr Nts
   07-15-05    7.45      1,500,000       1,527,600
Washington Mutual Capital
  Company Guaranty
   06-01-27    8.38      1,500,000       1,328,265
Wells Fargo Bank
   06-21-10    7.55      4,000,000       4,082,404
Total                                   25,046,983

Building materials & construction (0.0%)
Nortek
  Sr Sub Nts
   03-01-04    9.88        550,000         530,750

Chemicals (0.2%)
Allied Waste North America
  Company Guaranty Series B
   01-01-06    7.63      1,550,000       1,387,250
ISP Holdings
  Sr Nts Series B
   02-15-02    9.75        300,000         293,250
Lyondell Chemical
  Series A
   05-01-07    9.63        500,000         488,125
Sovereign Specialty Chemical
   03-15-10   11.88        600,000         615,000
Sterling Chemicals
  Company Guaranty Series B
   07-15-06   12.38        350,000         353,500
Total                                    3,137,125

Communications equipment & services (0.7%)
360networks
  (U.S. Dollar) Sr Nts
   05-01-08   13.00        215,000(c)      195,650
Aether Systems
  Cv
   03-22-05    6.00      1,850,000       1,418,210
Aspect Communications
  Zero Coupon Cv Sub Deb
   08-10-18    6.00      1,900,000(j)      551,342
Caprock Communications
  Sr Nts
   05-01-09   11.50        400,000         240,000
DLJ Secured Loan Trust
  Sr Secured Ctfs
   07-09-07   11.00      1,500,000(d)    1,590,001
Dobson/Sygnet Communications
  Sr Nts
   12-15-08   12.25      1,000,000         995,000
EchoStar DBS
  Sr Nts
   02-01-09    9.38        300,000         294,000
Flag Ltd
  Sr Nts
   01-30-08    8.25        400,000         352,000
GT Group Telecom
  (U.S. Dollar) Zero Coupon Sr Disc Nts
   02-01-05   16.77        275,000(c,k)    118,250
Horizon PCS
  Zero Coupon
   10-01-05   14.00        250,000(d,k)    128,750
IPCS
  Zero Coupon
   07-15-05   14.00        380,000(d,k)    209,000
KMC Telecom Holdings
  Sr Nts
   05-15-09   13.50        500,000         350,000
NTL
  Cv Sub Nts
   12-15-09    5.75      1,003,000(d)      672,832
NTL Communications
  Zero Coupon Sr Nts Series B
   10-01-03    7.90      2,125,000(k)    1,349,375
Price Communications Wireless
  Company Guaranty Series B
   12-15-06    9.13      1,300,000       1,313,000
Rhythms NetConnections
  Sr Nts
   02-15-10   14.00        300,000         198,000
Rural Cellular
  Sr Sub Nts Series B
   05-15-08    9.63      1,000,000         955,000
Spectrasite Holdings
  Zero Coupon Sr Disc Nts
   04-15-04   15.58        500,000(k)      283,750
Telehub Communications
  Zero Coupon Company Guaranty
   07-31-01   13.88      2,500,000(k)      400,000
Versatel Telecom
  (European Monetary Unit)
   03-30-05    4.00      1,260,000(c,d)    894,521
  (U.S. Dollar) Sr Nts
   05-15-08   13.25        250,000(c)      223,750
Voicestream Wireless/Voicestream Wireless Holdings
  Sr Nts
   11-15-09   10.38        574,590         620,557
Total                                   13,352,988

Computers & office equipment (0.6%)
Affiliated Computer Services
  Cv
   03-15-05    4.00      1,010,000       1,308,758
Exodus Communications
  Sr Nts
   07-15-10   11.63        300,000(d)      301,500
Globix
  Sr Nts
   02-01-10   12.50        500,000         355,000
Hewlett-Packard
  Zero Coupon Cv Sub Nts
   10-14-17    3.13      1,580,000(j)    1,197,498
Hyperion Solutions
  Cv
   03-15-05    4.50      1,250,000       1,037,250
Juniper Networks
   03-15-07    4.75        990,000       1,512,581
Mercury Interactive
  Cv
   07-01-07    4.75      1,350,000(d)    2,095,105
Sanmina
  Zero Coupon Cv
   09-12-20    4.23      4,370,000(d,j)  1,831,642
Solectron
  Zero Coupon Cv
   05-08-20    2.70      2,740,000(j)    1,821,470
Total                                   11,460,804

Electronics (0.7%)
Celestica
  (U.S. Dollar) Zero Coupon Cv
   08-01-20    3.75      1,590,000(c,j)    787,050
Conexant Systems
  Cv
   02-01-07    4.00      1,650,000       1,179,750
  Cv Sub Nts
   02-01-07    4.00        870,000(d)      628,218
LSI Logic
  Cv
   02-15-05    4.00      2,560,000       2,060,800
SCI Systems
   03-15-07    3.00      1,980,000       2,014,214
Semtech
  Cv
   02-01-07    4.50        580,000(d)      712,020
Thomas & Betts
   01-15-06    6.50      4,500,000       4,372,651
Vitesse Semiconductor
  Cv
   03-15-05    4.00      1,580,000(d)    1,582,970
Total                                   13,337,673

Energy (0.6%)
AES Drax Energy
  (U.S. Dollar)
   08-30-10   11.50        240,000(c,d)    253,800
Devon Energy
  Cv Deb
   08-15-08    4.90        948,000         862,680
Lodestar Holdings
  Company Guaranty
   05-15-05   11.50      5,000,000         800,000
Phillips Petroleum
   05-25-05    8.50      3,000,000       3,168,240
Roil
  (U.S. Dollar)
   12-05-02   12.78      2,104,000(c,d)  1,993,540
USX
   03-01-08    6.85      5,000,000       4,836,850
Total                                   11,915,110

Financial services (0.9%)
AOA Holdings LLC
  Sr Nts
   06-01-06   10.38        500,000         479,375
Indah Kiat Finance Mauritius
  (U.S. Dollar) Company Guaranty
   07-01-07   10.00        435,000(c)      208,800
LaBranche
  Sr Nts
   08-15-04    9.50        250,000         254,553
  Sr Sub Nts
   03-01-07   12.00        250,000         266,250
Morgan Stanley, Dean Witter, Discover & Co
   06-15-05    7.75      3,000,000       3,088,746
Providian Financial
  Cv Sr Nts
   08-15-05    3.25      1,240,000       1,390,276
Providian Natl Bank
  Sr Nts
   03-15-03    6.70      5,000,000       4,883,600
Wilmington Trust
   05-01-08    6.63      6,300,000       5,868,071
Total                                   16,439,671

Food (0.2%)
Aurora Foods
  Sr Sub Nts Series B
   02-15-07    9.88        400,000         316,000
Earthgrains
   08-01-03    8.38      3,000,000       3,004,350
RAB Enterprises
  Company Guaranty
   05-01-05   10.50        150,000         105,000
Total                                    3,425,350

Health care (0.4%)
Baxter Intl
   02-15-28    6.63      5,000,000       4,232,250
Inhale Theraptic Systems
  Cv Sub Nts
   02-08-07    5.00        980,000       1,590,050
Roche Holdings
  Zero Coupon Cv
   01-19-15    1.50      2,030,000(d,j)  1,909,986
Total                                    7,732,286

Health care services (0.2%)
HCA-The Healthcare
   09-01-10    8.75        260,000         265,273
Magellan Health Services
  Sr Sub Nts
   02-15-08    9.00        250,000         166,250
Sunrise Assisted Living
  Cv Sub Nts
   06-15-02    5.50      1,975,000       1,797,250
Tenet Healthcare
  Sr Nts
   09-01-10    9.25        375,000(d)      388,125
  Sr Sub Nts Series B
   12-01-08    8.13        800,000         766,000
Total                                    3,382,898

Industrial equipment & services (0.0%)
Motor & Gears
  Sr Nts Series D
   11-15-06   10.75        500,000         495,000

Insurance (0.4%)
Americo Life
  Sr Sub Nts
   06-01-05    9.25        500,000         465,000
Executive Risk Capital
  Company Guaranty Series B
   02-01-27    8.68      1,500,000       1,426,484
Nationwide CSN Trust
   02-15-25    9.88      5,000,000(d)    5,118,435
Total                                    7,009,919

Leisure time & entertainment (0.5%)
Cinemark USA
  Sr Sub Nts Series B
   08-01-08    9.63        915,000         430,050
Coast Hotels & Casino
  Company Guaranty
   04-01-09    9.50        750,000         738,750
Horseshoe Gaming Holdings
  Company Guaranty
   06-15-07    9.38        345,000         342,413
Station Casinos
  Sr Sub Nts
   04-15-07    9.75        500,000         498,750
Time Warner
   02-01-24    7.57      5,875,000       5,510,926
Trump Atlantic City Assn/Funding
  1st Mtge Company Guaranty
   05-01-06   11.25        300,000         210,000
Viacom
  Company Guaranty
   07-30-10    7.70      1,000,000       1,020,980
Total                                    8,751,869

Media (1.1%)
Adelphia Communications
  Sr Nts
   10-01-10   10.88        750,000         738,750
Australis Media
  (U.S. Dollar)
   11-01-00   14.00        145,084(b,c)    143,611
   05-15-03   15.75         40,885(b,c)        409
  (U.S. Dollar) Zero Coupon
   05-15-03   15.75      5,000,000(b,c,k)   50,000
Benedek Communications
  Zero Coupon Sr Disc Nts
   05-15-01   22.10        120,000(k)      103,500
Charter Communications Holdings LLC/Capital
  Sr Nts
   04-01-09    8.63        750,000         673,125
Cox Communications
  Sr Nts
   01-15-18    6.85      4,770,000       4,277,115
CSC Holdings
  Sr Sub Debs
   05-15-16   10.50      3,000,000       3,217,500
Golden Sky Systems
  Company Guaranty Series B
   08-01-06   12.38      1,000,000       1,090,000
Lamar Media
  Company Guaranty
   12-01-06    9.63      1,000,000       1,023,750
Lenfest Communications
  Sr Nts
   02-15-08    7.63      1,500,000       1,496,580
News America Holdings
   10-15-12   10.13      2,175,000       2,339,604
Telemundo Holdings
  Zero Coupon Sr Disc Nts Series B
   08-15-03   13.10        700,000(k)      490,000
TeleWest Communications
  (U.S. Dollar) Zero Coupon Sr Disc Nts
   04-15-04   11.50      1,250,000(c,k)    662,500
Telewest Finance
  (U.S. Dollar) Cv Company Guaranty
   07-07-05    6.00        970,000(c,d)    752,226
Veninfotel
  (U.S. Dollar) Cv Pay-in-kind
   03-01-02   10.00      3,734,889(c,g,n)4,102,334
Total                                   21,161,004

Metals (0.0%)
Great Lakes Carbon
  Company Guaranty Pay-in-kind Series B
   05-15-08   10.25        120,000(n)       54,000
Imexsa Export Trust
  (U.S. Dollar)
   05-31-03   10.13        611,039(c,d)    601,874
Oregon Steel Mills
  1st Mtge
   06-15-03   11.00        125,000         100,000
Total                                      755,874

Miscellaneous (0.7%)
Actuant
  Company Guaranty
   05-01-09   13.00        190,000(d)      190,000
Adams Outdoor Advertising
  Sr Nts
   03-15-06   10.75        250,000         257,813
Argo-Tech
  Company Guaranty
   10-01-07    8.63        500,000         412,500
Falcon Products
  Company Guaranty Series B
   06-15-09   11.38        750,000         711,563
FCB/NC Capital
  Company Guaranty
   03-01-28    8.05      4,625,000       3,851,315
ISG Resources
   04-15-08   10.00      1,000,000         830,000
Network Associates
  Zero Coupon Cv Sub Deb
   02-13-18    5.40      4,740,000(j)    1,780,344
Norcal Waste Systems
  Company Guaranty Series B
   11-15-05   13.50        120,000         125,700
NSM Steel
  Company Guaranty
   02-01-06   12.00      2,060,396(b,d)     82,416
   02-01-08   12.25      4,300,000(b,d)     86,000
Omega Cabinets
  Sr Sub Nts
   06-15-07   10.50        750,000         708,750
Outsourcing Solutions
  Sr Sub Nts Series B
   11-01-06   11.00      1,075,000         913,750
Poland Telecom Finance
  (U.S. Dollar) Company Guaranty Series B
   12-01-07   14.00      4,400,000(b,c)     44,000
PSA
  (U.S. Dollar)
   08-01-05    7.13      3,000,000(c,d)  3,026,415
Total                                   13,020,566

Multi-industry conglomerates (0.4%)
Jordan Inds
  Sr Nts Series D
   08-01-07   10.38      1,000,000         940,000
Metromedia Intl Group
  Sr Disc Nts Series B
   09-30-07   10.50      4,369,500       2,009,970
Prime Succession
  Sr Sub Nts
   08-15-04   10.75        980,000(b)      147,000
Spherion
  Cv Sub Nts
   06-01-05    4.50      1,260,000         841,579
USI American Holdings
  Sr Nts Series B
   12-01-06    7.25      3,000,000       2,891,592
Total                                    6,830,141

Paper & packaging (0.4%)
Abitibi-Consolidated
  (U.S. Dollar)
   08-01-05    8.30      2,500,000(c)    2,560,275
APP China Group
  (U.S. Dollar) Sr Nts
   03-15-05   14.00        400,000(c,d)    184,040
Crown Paper
  Sr Sub Nts
   09-01-05   11.00        705,000(b)      158,625
Gaylord Container
  Sr Nts
   06-15-07    9.75        400,000         272,000
Intl Paper
   07-08-05    8.13      2,500,000(d)    2,576,575
Packaging Corp of America
  Company Guaranty
   04-01-09    9.63        750,000         757,500
Repap New Brunswick
  (U.S. Dollar) Sr Nts
   06-01-04    9.00        700,000(c)      728,000
Silgan Holdings
   06-01-09    9.00        350,000         317,625
Total                                    7,554,640

Restaurants & lodging (0.5%)
MGM Mirage
   02-06-08    6.88     10,000,000       9,283,200
  Company Guaranty
   06-01-07    9.75        520,000         538,200
Total                                    9,821,400

Retail (0.7%)
Eye Care Centers of America
  Company Guaranty
   05-01-08    9.13        250,000         105,000
Kroger
  Sr Nts
   07-15-06    8.15      5,000,000       5,058,900
Target
   08-15-10    7.50      2,500,000       2,500,608
Wal-Mart CRAVE Trust
   07-17-06    7.00      6,844,916(d)    6,728,484
Total                                   14,392,992

Transportation (0.3%)
Enterprise Rent-A-Car USA Finance
   02-15-08    6.80      5,000,000(d)    4,669,300
Greater Beijing First Expressways
  (U.S. Dollar) Sr Nts
   06-15-07    9.50        580,000(b,c)    197,200
Hermes Europe RailTel
   (U.S. Dollar) Sr Nts
   01-15-09   10.38        700,000(c)      315,000
Zhuhai Highway
  (U.S. Dollar) Sub Nts
   07-01-08   11.50      2,070,000(b,c,d)  144,900
Total                                    5,326,400

Utilities -- electric (0.6%)
AES
  Sr Nts
   09-15-10    9.38        465,000         470,064
El Paso Electric
  1st Mtge Series B
   05-01-01    7.75      5,000,000       4,998,250
Public Service Electric & Gas
  1st & Ref Mtge (AMBAC Insured)
   01-01-16    6.75      7,365,000(o)    6,556,470
Total                                   12,024,784

Utilities -- gas (0.2%)
Columbia Energy Group
  Series E
   11-28-10    7.32       5,043,000      4,726,905

Utilities -- telephone (1.5%)
Allegiance Telecom
  Zero Coupon Sr Disc Nts Series B
   02-15-03   13.50         400,000(k)     268,000
AT&T Canada
  (U.S. Dollar) Zero Coupon Sr Disc Nts
   06-15-03   10.00       3,800,000(c,k) 3,172,468
BellSouth Capital Funding
   02-15-30    7.88       4,000,000      4,049,148
COLT Telecom Group
  (European Monetary Unit) Cv
   04-03-07    2.00       2,320,000(c,d) 1,683,987
Global Crossing Holdings
  Sr Nts
   11-15-09    9.50         150,000        149,250
Intermedia Communications
  Zero Coupon Sr Disc Nts Series B
   07-15-02   13.50       1,000,000(k)     830,000
Level 3 Communications
  Cv
   03-15-10    6.00       1,670,000      1,408,077
McLeod USA
  Sr Nts
   07-15-07    9.25         350,000        326,375
Nextel Communications
  Cv
   11-15-09    9.38       1,000,000        977,500
  Cv Sr Nts
   01-15-10    5.25         987,000(d)     921,088
PSINet
  Sr Nts
   12-01-06   10.50         505,000        328,250
Qwest Capital Funding
  Company Guaranty
   07-15-28    6.88       4,250,000      3,800,095
Qwest Communications Intl
  Sr Nts Series B
   11-01-08    7.25         450,000        441,501
   11-01-08    7.50       4,550,000      4,492,671
RSL Communications
  (U.S. Dollar) Company Guaranty
   11-15-06   12.25         500,000(c)     120,000
Telefonica Europe
  (U.S. Dollar) Company Guaraty
   09-15-10    7.75       4,000,000(c)   4,016,080
United Pan-Europe Communications
  (U.S. Dollar) Sr Nts Series B
   02-01-10   11.25         925,000(c)     809,375
   02-01-10   11.50         550,000(c)     477,125
Williams Communications Group
  Sr Nts
   08-01-10   11.88         300,000(d)     291,000
Total                                   28,561,990

Municipal bonds (0.2%)
New Jersey Economic Development
  Authority State Pension Funding
  Revenue Bond (MBIA Insured)
   02-15-29    7.43       3,000,000(o)   2,953,470

Total bonds
(Cost: $544,683,556)                  $514,854,500

 Short-term securities (9.7%)
Issuer   Annualized     Amount       Value(a)
        yield on date  payable at
         of purchase   maturity
U.S. government agencies (6.4%)
Federal Home Loan Bank Disc Nts
   10-06-00    6.43%  $10,800,000  $10,785,642
   10-18-00    6.43    25,000,000   24,915,488
Federal Home Loan Mtge Corp Disc Nt
   11-14-00    6.44    14,000,000   13,885,690
Federal Natl Mtge Assn Disc Nts
   10-19-00    6.44    21,700,000   21,622,602
   12-07-00    6.47    37,200,000   36,731,558
   12-07-00    6.48    16,100,000   15,897,261
Total                              123,838,241

Commercial paper (3.3%)
Alcoa
   10-10-00    6.49     7,200,000    7,185,480
   10-10-00    6.52     3,500,000    3,492,941
BBV Finance (Delaware)
   11-27-00    6.55       600,000      593,540
Bell Atlantic Finance Services
   11-01-00    6.53     4,800,000    4,771,444
BellSouth Capital Funding
   10-02-00    6.47     7,800,000    7,795,794
CAFCO
   10-20-00    6.51     5,600,000(e) 5,578,138
Delaware Funding
   11-13-00    6.55     3,200,000(e) 3,174,000
Gannett
   11-22-00    6.56     2,800,000(e) 2,772,700
Gillette
   10-17-00    6.51     9,500,000(e) 9,469,172
Kimberly-Clark
   10-23-00    6.50     8,100,000(e) 8,064,467
Lucent Technologies
   11-20-00    6.54     4,800,000    4,754,309
Pfizer
   10-23-00    6.50     4,900,000(e) 4,878,864
USAA Capital
   11-10-00    6.54       700,000      694,450
Total                               63,225,299

Total short-term securities
(Cost: $187,118,881)              $187,063,540

Total investments in securities
(Cost: $1,853,355,970)(p)       $1,939,540,249

Notes to investments in securities
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Sept. 30, 2000, the value of foreign securities represented 7.74% of net assets.
(d) Represents   a  security   sold  under  Rule  144A,   which  is  exempt from
    registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other"accredited investors." This security has been determined to be liquid under guidelines established by the board.
(f) Negligible market value.
(g) Identifies issues considered to be illiquid as to their marketability
    (see Note 1 to the financial statements). Information concerning such security holdings at Sept. 30, 2000, is as follows:
    Security                                          Acquisition         Cost
                                                        dates
    Veninfotel
    (U.S. Dollar) 10.00% Cv Pay-in-kind 2002  03-05-97 thru 03-15-00  $2,734,889
(h) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):
    Type of security                                          Contracts
    Sale contracts
    Russell Index, Dec. 2000                                     200
(i) Security is partially or fully on loan. See Note 5 to the financial statements.
(j) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition. (k) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.
(l) ACES   (Automatically   Convertible  Equity  Securities) are structured  as
    convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. ACES pay dividends, have voting rights, are noncallable for at least three years and upon maturity, convert into shares of common stock.
(m) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) are structured as convertible preferred securities.Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights,are noncallable for three yearsand upon maturity, convert into shares of common stock.
(n) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.
(o)The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue: AMBAC -- American Municipal Bond Association Corporation MBIA -- Municipal Bond Investors Assurance
(p)At Sept. 30, 2000, the cost of securities for federal income tax purposes was $1,857,885,539 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

  Unrealized appreciation                                        $209,750,557
  Unrealized depreciation                                        (128,095,847)
                                                                 ------------
  Net unrealized appreciation                                   $  81,654,710

PART C. OTHER INFORMATION

Item 23. Exhibits

(a) Articles of Incorporation, as amended December 13, 1988, filed electronically as Exhibit 1 to Registrant's Post-Effective Amendment No. 9 to Registration Statement No. 2-93801, are incorporated by reference.

(b) By-laws, as amended January 10, 1996, filed electronically, as Exhibit 2 to Registrant's Post-Effective Amendment No. 25 to Registration Statement No. 2-93801, are incorporated by reference.

(c) Stock Certificate for common stock, filed as Exhibit No. 4 to Registration Statement No. 2-93801, is incorporated by reference.

(d)(1) Investment Management Services Agreement, dated July 1, 1999 between Growth and Income Trust and American Express Financial Corporation, was filed electronically as Exhibit (d) to Growth and Income Trust Post-Effective Amendment No. 6 to Registration Statement No. 811-7393 on or about Nov. 29, 1999.

(d)(2) Addendum to the Investment Sub-Advisory Agreement, dated July 1, 1999 between American Express Financial Corporation and Kenwood Capital Management LLC, was filed as Exhibit (d)(2) to Growth and Income Trust Post-Effective Amendment No. 6 to Registration Statement No. 811-7393 on or about Nov. 29, 1999.

(e) Distribution Agreement, dated July 8, 1999, between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (e) to AXP Utilities Income Fund, Inc. Post-Effective Amendment No. 22, to Registration Statement File No. 33-20872 filed on or about August 27, 1999. Registrant's Distribution Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between Registrant and American Express Trust Company, dated March 20, 1995, filed electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 26 to Registration Statement No. 2-93801, is incorporated by reference.

(g)(2) Addendum to the Custodian Agreement between IDS Managed Retirement Fund, Inc., American Express Trust Company and American Express Financial Corporation dated May 13, 1996, filed electronically as
          Exhibit 8(b) to Registrant's Post-Effective Amendment No. 26 to Registration Statement No. 2-93801, is incorporated by reference.

(g)(3) Custodian Agreement, dated May 13, 1999, between American Express Trust Company and The Bank of New York is incorporated by reference to Exhibit (g)(3) to IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement File No. 2-93745 filed on or about May 24, 1999.

(g)(4) Custodian Agreement Amendment between IDS International Fund, Inc. and American Express Trust Company, dated October 9, 1997, filed electronically on or about December 23, 1997 as Exhibit 8(c) to IDS International Fund, Inc.'s Post-Effective Amendment No. 26 to
          Registration Statement No. 2-92309, is incorporated herein by reference. Registrant's Custodian Agreement Amendment differed from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(1) Administrative Services Agreement dated March 20, 1995 between Registrant and American Express Financial Corporation is incorporated by reference to Exhibit (h)(2) to Registrant's Post-Effective Amendment No. 31 filed on or about June 26, 2000.

(h)(2) Agreement and Declaration of Unitholders between IDS Managed Retirement Fund, Inc. and Strategist Growth and Income Fund, Inc. dated May 13, 1996, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 26 to Registration Statement No. 2-93801, is incorporated herein by reference.

(h)(3) License Agreement between Registrant and IDS Financial Corporation Dated January 25, 1988, is incorporated by reference to Exhibit 9(h) to Registrant's Post-effective Amendment No. 28 filed on or about Nov. 27, 1998.

(h)(4) License Agreement, dated June 17, 1999, between the American Express Funds and American Express Company, filed electronically on or about September 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated herein by reference.

(h)(5) Class Y Shareholder Service Agreement between IDS Managed Retirement Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed as Exhibit 9(g) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 2-93801, is incorporated by reference.

(h)(6) Transfer Agency Agreement, dated March 9, 2000, between Registrant and American Express Client Service Corporation is incorporated by reference to Exhibit (h)(1) to Registrant's Post-Effective Amendment No. 31 filed on or about June 26, 2000.

(h)(7) Agreement and Plan of Reorganization dated March 10, 2000 between Strategist Growth & Income Fund, Inc. on behalf of Strategist Total Return Fund and AXP Managed Series, Inc. on behalf of AXP Managed Allocation Fund is filed electronically herewith as Exhibit (h)(7).

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)       Consent of Independent Auditors is filed electronically herewith.

(k)       Omitted Financial Statements: None.

(l)       Letter of  IDS/American  Express  Inc. as sole  shareholder,  filed as
          Exhibit 13 to Pre-Effective Amendment No. 1 to Registration Statement No. 2-93801, is incorporated by reference.

(m)(1) Plan and Agreement of Distribution dated July 1, 1999 between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc. is Incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc. Post-Effective Amendment No. 36 to Registration Statement File No. 2-72174 filed on or about July 30, 1999 Registrant's Plan and Agreement of Distribution differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(2) Plan and Agreement of Distribution for Class C Shares dated March 9, 2000 between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc.'s Post-Effective Amendment No. 51 to Registration
          Statement File No. 2-51586 filed on or about June 26, 2000. Registrant's Plan and Agreement of Distribution for Class C Shares differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(n) Rule 18f-3 Plan, dated March 2000, is incorporated by reference to Exhibit (n) to AXP Bond Fund Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000.

(o)       Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 30, 2000 as Exhibit (p)(1) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No 24 to Registration Statement No. 33-30770 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment advisor and principal underwriter filed electronically on or about March 30, 2000 as Exhibit (p)(2) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 is incorporated by reference.

(q)(1) Directors' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 13, 2000 is incorporated by reference to Exhibit
          (q)(1) to Registrant's Post-Effective Amendment No. 31 filed on or about June 26, 2000.

(q)(2) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 13, 2000 is incorporated by reference to Exhibit
          (q)(2) to Registrant's Post-Effective Amendment No. 31 filed on or about June 26, 2000.

(q)(3) Trustees' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 13, 2000 is incorporated by reference to Exhibit
          (q)(3) to Registrant's Post-Effective Amendment No. 31 filed on or about June 26, 2000.

(q)(4) Officers' Power of Attorney to sign amendments to this Registration Statement dated Jan. 13, 2000 is incorporated by reference to Exhibit
          (q)(4) to Registrant's Post-Effective Amendment No. 31 filed on or about June 26, 2000.

Item 24.  Persons Controlled by or Under Common Control with Registrant

              None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)

Ronald G. Abrahamson,           American Express Client      IDS Tower 10                 Director and Vice President
Vice President                  Service Corporation          Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                Public Employee Payment                                   Director and Vice President
                                Company

Douglas A. Alger,               American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Peter J. Anderson,              Advisory Capital             IDS Tower 10                 Director
Director and Senior Vice        Strategies Group Inc.        Minneapolis, MN 55440
President

                                American Express Asset                                    Director and Chairman of
                                Management Group Inc.                                     the Board

                                American Express Asset                                    Director, Chairman of the
                                Management International,                                 Board and Executive Vice
                                Inc.                                                      President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                IDS Capital Holdings Inc.                                 Director and President

                                IDS Futures Corporation                                   Director

                                NCM Capital Management       2 Mutual Plaza               Director
                                Group, Inc.                  501 Willard Street
                                                             Durham, NC  27701

Ward D. Armstrong,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Service                                  Vice President
                                Corporation

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

John M. Baker,                  American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Trust                                    Senior Vice President
                                Company

Joseph M. Barsky III,           American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Timothy V. Bechtold,            American Centurion Life      IDS Tower 10                 Director and President
Vice President                  Assurance Company            Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Life Insurance Company                                Executive Vice President

                                IDS Life Insurance Company   P.O. Box 5144                Director and President
                                of New York                  Albany, NY 12205

                                IDS Life Series Fund, Inc.                                Director

John C. Boeder,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Futures Corporation                                   Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Douglas W. Brewers,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Karl J. Breyer,                 American Express Financial   IDS Tower 10                 Senior Vice President
Director, Corporate Senior      Advisors Inc.                Minneapolis, MN 55440
Vice President

                                American Express Financial                                Director
                                Advisors Japan Inc.

                                American Express Minnesota                                Director
                                Foundation

Cynthia M. Carlson,             American Enterprise          IDS Tower 10                 Director, President and
Vice President                  Investment Services Inc.     Minneapolis, MN 55440        Chief Executive Officer

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Service                                  Vice President
                                Corporation

Mark W. Carter,                 American Express Financial   IDS Tower 10                 Senior Vice President and
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        Chief Marketing Officer
President and Chief Marketing
Officer

                                IDS Life Insurance Company                                Executive Vice President

Kenneth I. Chenaut              American Express Company     American Express Tower       President and Chief
Director                                                     World Financial Center       Operating Officer
                                                             New York, NY  10285

James E. Choat,                 American Centurion Life      IDS Tower 10                 Executive Vice President
Director and Senior Vice        Assurance Company            Minneapolis, MN 55440
President

                                American Enterprise Life                                  Director, President and
                                Insurance Company                                         Chief Executive Officer

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Executive Vice President
                                of New York                  Albany, NY 12205

Kenneth J. Ciak,                AMEX Assurance Company       IDS Tower 10                 Director and President
Vice President and General                                   Minneapolis, MN 55440
Manager

                                American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager

                                IDS Property Casualty        1 WEG Blvd.                  Director and President
                                Insurance Company            DePere, WI 54115

Paul A. Connolly,               American Express Financial   IDS Tower 10                 Vice President - Retail
Vice President - Retail         Advisors Inc.                Minneapolis, MN 55440        Distribution Services
Distribution Services

Colleen Curran,                 American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                American Express Service                                  Vice President and Chief
                                Corporation                                               Legal Counsel

Luz Maria Davis                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Douglas K. Dunning,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Gordon L. Eid,                  American Express Financial   IDS Tower 10                 Senior Vice President,
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        General Counsel and Chief
President, General Counsel                                                                Compliance Officer
and Chief Compliance Officer

                                American Express Financial                                Vice President and Chief
                                Advisors Japan Inc.                                       Compliance Officer

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Wyoming Inc.

                                IDS Real Estate Services,                                 Vice President
                                Inc.

                                Investors Syndicate                                       Director
                                Development Corp.

Robert M. Elconin,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President

Gordon M. Fines,                American Express Asset       IDS Tower 10                 Senior Vice President and
Vice President                  Management Group Inc.        Minneapolis, MN 55440        Chief Investment Officer

                                American Express Financial                                Vice President
                                Advisors Inc.

Douglas L. Forsberg,            American Centurion Life      IDS Tower 10                 Director
Vice President                  Assurance Company            Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Financial                                Director, President and
                                Advisors Japan Inc.                                       Chief Executive Officer

Jeffrey P. Fox,                 American Enterprise Life     IDS Tower 10                 Vice President and
Vice President and Corporate    Insurance Company            Minneapolis, MN 55440        Controller
Controller

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Corporate Controller

Peter A. Gallus                 American Express Financial   IDS Tower 10                 Vice President-Investment
Vice President-Investment       Advisors Inc.                Minneapolis, MN 55440        Administration
Administration

Harvey Golub,                   American Express Company     American Express Tower       Chairman and Chief
Director                                                     World Financial Center       Executive Officer
                                                             New York, NY  10285

                                American Express Travel                                   Chairman and Chief
                                Related Services Company,                                 Executive Officer
                                Inc.

David A. Hammer,                American Express Financial   IDS Tower 10                 Vice President and
Vice President and Marketing    Advisors Inc.                Minneapolis, MN 55440        Marketing Controller
Controller

                                IDS Plan Services of                                      Director and Vice President
                                California, Inc.

Teresa A. Hanratty              American Express Financial   IDS Tower 10                 Senior Vice
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        President-Field Management
President-Field Management

Lorraine R. Hart,               AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Centurion Life                                   Vice President
                                Assurance Company

                                American Enterprise Life                                  Vice President
                                Insurance Company

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and Vice
                                Insurance Company                                         President

                                IDS Certificate Company                                   Vice President

                                IDS Life Insurance Company                                Vice President

                                IDS Life Series Fund, Inc.                                Vice President

                                IDS Life Variable Annuity                                 Vice President
                                Funds A and B

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President
                                Insurance Company            DePere, WI 54115

Scott A. Hawkinson,             American Express Financial   IDS Tower 10                 Vice President and
Vice President and Controller   Advisors Inc.                Minneapolis, MN 55440        Controller

Janis K. Heaney,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Brian M. Heath                  American Express Financial   IDS Tower 10                 Senior Vice President and
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        General Sales Manager
President and General Sales
Manager

Darryl G. Horsman,              American Express Trust       IDS Tower 10                 Director and President
Vice President                  Company                      Minneapolis, MN 55440

                                American Express Asset                                    Vice President
                                Management International
                                Inc.

Jeffrey S. Horton,              AMEX Assurance Company       IDS Tower 10                 Vice President, Treasurer
Vice President and Corporate                                 Minneapolis, MN 55440        and Assistant Secretary
Treasurer

                                American Centurion Life                                   Vice President and
                                Assurance Company                                         Treasurer

                                American Enterprise                                       Vice President and
                                Investment Services Inc.                                  Treasurer

                                American Enterprise Life                                  Vice President and
                                Insurance Company                                         Treasurer

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Financial                                Vice President and
                                Advisors Japan Inc.                                       Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Minnesota                                Vice President and
                                Foundation                                                Treasurer

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Partners Life                                    Vice President and
                                Insurance Company                                         Treasurer

                                IDS Cable Corporation                                     Director, Vice President
                                                                                          and Treasurer

                                IDS Cable II Corporation                                  Director, Vice President
                                                                                          and Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Certificate Company                                   Vice President and
                                                                                          Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Alabama Inc.                                              Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Massachusetts Inc.                                        Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                New Mexico Inc.                                           Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                North Carolina Inc.                                       Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Wyoming Inc.                                              Treasurer

                                IDS Life Insurance Company                                Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund Inc.                                 Vice President and
                                                                                          Treasurer

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Treasurer

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS Sales Support Inc.                                    Vice President and
                                                                                          Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corp.                                         Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                Public Employee Payment                                   Vice President and
                                Company                                                   Treasurer

David R. Hubers,                AMEX Assurance Company       IDS Tower 10                 Director
Director, President and Chief                                Minneapolis, MN 55440
Executive Officer

                                American Express Financial                                Chairman, President and
                                Advisors Inc.                                             Chief Executive Officer

                                American Express Service                                  Director and President
                                Corporation

                                IDS Certificate Company                                   Director

                                IDS Life Insurance Company                                Director

                                IDS Plan Services of                                      Director and President
                                California, Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Debra A. Hutchinson             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN  55440

James M. Jensen,                American Express Financial   IDS Tower 10                 Vice President and
Vice President and              Advisors Inc.                Minneapolis, MN 55440        Controller-Advice and
Controller-Advice and Retail                                                              Retail Distribution Group
Distribution Group

                                IDS Life Insurance Company                                Vice President

Marietta L. Johns,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Nancy E. Jones,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Service                                  Vice President
                                Corporation

Ora J. Kaine,                   American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Linda B. Keene,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Richard W. Kling,               AMEX Assurance Company       IDS Tower 10                 Director
Director and Senior Vice                                     Minneapolis, MN 55440
President - Insurance Products

                                American Centurion Life                                   Director and Chairman of
                                Assurance Company                                         the Board

                                American Enterprise Life                                  Director and Chairman of
                                Insurance Company                                         the Board

                                American Express                                          Director and President
                                Corporation

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Insurance Products

                                American Express Insurance                                Director and President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President
                                Corporation

                                American Partners Life                                    Director and Chairman of
                                Insurance Company                                         the Board

                                IDS Certificate Company                                   Director and Chairman of
                                                                                          the Board

                                IDS Insurance Agency of                                   Director and President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and President
                                Wyoming Inc.

                                IDS Life Insurance Company                                Director, Chief Executive
                                                                                          Officer and President

                                IDS Life Series Fund, Inc.                                Director and President

                                IDS Life Variable Annuity                                 Manager, Chairman of the
                                Funds A and B                                             Board and President

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

                                IDS Life Insurance Company   P.O. Box 5144                Director and Chairman of
                                of New York                  Albany, NY 12205             the Board

John M. Knight                  American Express Financial   IDS Tower 10                 Vice President
                                Advisors                     Minneapolis, MN  55440

Paul F. Kolkman,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

                                IDS Life Series Fund, Inc.                                Vice President and Chief
                                                                                          Actuary

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Claire Kolmodin,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Steve C. Kumagai,               American Express Financial   IDS Tower 10                 Director and Senior Vice
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        President-Direct and
President-Direct and                                                                      Interactive Group
Interactive Group

Kurt A Larson,                  American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Lori J. Larson,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Daniel E. Laufenberg,           American Express Financial   IDS Tower 10                 Vice President and Chief
Vice President and Chief U.S.   Advisors Inc.                Minneapolis, MN 55440        U.S. Economist
Economist

Peter A. Lefferts,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Trust                                    Director
                                Company

                                IDS Plan Services of                                      Director
                                California, Inc.

Douglas A. Lennick,             American Express Financial   IDS Tower 10                 Director and Executive
Director and Executive Vice     Advisors Inc.                Minneapolis, MN 55440        Vice President
President

Mary J. Malevich,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Fred A. Mandell,                American Express Financial   IDS Tower 10                 Vice President -
Vice President - Distribution   Advisors Inc.                Minneapolis, MN 55440        Distribution Channel
Channel Marketing                                                                         Marketing

Timothy J. Masek                American Express Financial   IDS Tower 10                 Vice President and
Vice President and Director     Advisors Inc.                Minneapolis, MN 55440        Director of Global Research
of Global Research

Sarah A. Mealey,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Paula R. Meyer,                 American Enterprise Life     IDS Tower 10                 Vice President
Vice President                  Insurance Company            Minneapolis, MN 55440

                                American Express                                          Director
                                Corporation

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and President
                                Insurance Company

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

                                Investors Syndicate                                       Director, Chairman of the
                                Development Corporation                                   Board and President

Shashank B. Modak               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Pamela J. Moret,                American Express Financial   IDS Tower 10                 Senior Vice President -
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        Investment Products
President - Investment
Products

                                American Express Trust                                    Vice President
                                Company

                                IDS Certificate Company                                   Director

                                IDS Life Insurance Company                                Executive Vice President

Barry J. Murphy,                American Express Client      IDS Tower 10                 Director and President
Director and Senior Vice        Service Corporation          Minneapolis, MN 55440
President

                                American Enterprise                                       Director
                                Investment Services, Inc.

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

Mary Owens Neal,                American Express Financial   IDS Tower 10                 Vice President-Consumer
Vice President-Consumer         Advisors Inc.                Minneapolis, MN 55440        Marketing
Marketing

Michael J. O'Keefe,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

James R. Palmer,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President

Carla P. Pavone,                American Express Financial   IDS Tower 10                 Vice
Vice President-Compensation     Advisors Inc.                Minneapolis, MN 55440        President-Compensation
Services and ARD Product                                                                  Services and ARD Product
Distribution                                                                              Distribution

                                Public Employee Payment                                   Director and President
                                Company

Thomas P. Perrine,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Susan B. Plimpton,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Ronald W. Powell,               American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                IDS Cable Corporation                                     Vice President and
                                                                                          Assistant Secretary

                                IDS Cable II Corporation                                  Vice President and
                                                                                          Assistant Secretary

                                IDS Management Corporation                                Vice President and
                                                                                          Assistant Secretary

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Assistant Secretary

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Assistant Secretary

                                IDS Realty Corporation                                    Vice President and
                                                                                          Assistant Secretary

James M. Punch,                 American Express Financial   IDS Tower 10                 Vice President - Branded
Vice President - Branded        Advisors Inc.                Minneapolis, MN 55440        Platform Project
Platform Project

Frederick C. Quirsfeld,         American Express Asset       IDS Tower 10                 Senior Vice President and
Director and Senior Vice        Management Group Inc.        Minneapolis, MN 55440        Senior Portfolio Manager
President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

Rollyn C. Renstrom,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Rebecca K. Roloff,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

Stephen W. Roszell,             Advisory Capital             IDS Tower 10                 Director
Director and Senior Vice        Strategies Group Inc.        Minneapolis, MN 55440
President

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Trust                                    Director
                                Company

Erven A. Samsel,                American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

Theresa M. Sapp                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Stuart A. Sedlacek,             AMEX Assurance Company       IDS Tower 10                 Director
Director, Senior Vice                                        Minneapolis, MN 55440
President and Chief Financial
Officer

                                American Enterprise Life                                  Executive Vice President
                                Insurance Company

                                American Express Financial                                Senior Vice President and
                                Advisors Inc.                                             Chief Financial Officer

                                American Express Trust                                    Director
                                Company

                                American Partners Life                                    Director and Vice President
                                Insurance Agency

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company                                Executive Vice President
                                                                                          and Controller

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Donald K. Shanks,               AMEX Assurance Company       IDS Tower 10                 Senior Vice President
Vice President                                               Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Senior Vice President
                                Insurance Company            DePere, WI 54115

Judy P. Skoglund,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Bridget Sperl,                  American Express Client      IDS Tower 10                 Vice President
Vice President                  Service Corporation          Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                Public Employee Payment                                   Director and President
                                Company

Lisa A. Steffes,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

William A. Stoltzmann,          American Enterprise Life     IDS Tower 10                 Director, Vice President,
Vice President and Assistant    Insurance Company            Minneapolis, MN 55440        General Counsel and
General Counsel                                                                           Secretary

                                American Express                                          Director, Vice President
                                Corporation                                               and Secretary

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Assistant General Counsel

                                American Partners Life                                    Director, Vice President,
                                Insurance Company                                         General Counsel and
                                                                                          Secretary

                                IDS Life Insurance Company                                Vice President, General
                                                                                          Counsel and Secretary

                                IDS Life Series Fund Inc.                                 General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Variable Annuity                                 General Counsel and
                                Funds A & B                                               Assistant Secretary

James J. Strauss,               American Express Financial   IDS Tower 10                 Vice President
Vice President and General      Advisors Inc.                Minneapolis, MN 55440
Auditor

Jeffrey J. Stremcha,            American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Barbara Stroup Stewart,         American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Keith N. Tufte                  American Express Financial   IDS Tower 10                 Vice President and
Vice President and Director     Advisors Inc.                Minneapolis, MN 55440        Director of Equity Research
of Equity Research

Norman Weaver Jr.,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

Michael L. Weiner,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Capital Holdings Inc.                                 Vice President

                                IDS Futures Brokerage Group                               Vice President

                                IDS Futures Corporation                                   Vice President, Treasurer
                                                                                          and Secretary

                                IDS Sales Support Inc.                                    Director, Vice President
                                                                                          and Assistant Treasurer

Jeffry F. Welter,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

Edwin M. Wistrand,              American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                American Express Financial                                Vice President and Chief
                                Advisors Japan Inc.                                       Legal Officer

Michael D. Wolf,                American Express Asset       IDS Tower 10                 Executive Vice President
Vice President                  Management Group Inc.        Minneapolis, MN 55440        and Senior Portfolio
                                                                                          Manager

                                American Express Financial                                Vice President
                                Advisors Inc.

Michael R. Woodward,            American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Item 27. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

         AXP Bond Fund, Inc.; AXP California Tax-Exempt Trust; AXP Discovery Fund, Inc.; AXP Equity Select Fund, Inc.; AXP Extra Income Fund, Inc.; AXP Federal Income Fund, Inc.; AXP Global Series, Inc.; AXP Growth Series, Inc.; AXP High Yield Tax-Exempt Fund, Inc.; AXP International Fund, Inc.; AXP Investment Series, Inc.; AXP Managed Series, Inc.; AXP Market Advantage Series, Inc.; AXP Money Market Series, Inc.; AXP New Dimensions Fund, Inc.; AXP Precious Metals Fund, Inc.; AXP Progressive Fund, Inc.; AXP Selective Fund, Inc.; AXP Special Tax-Exempt Series Trust; AXP Stock Fund, Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series, Inc.; AXP Tax-Free Money Fund, Inc.; AXP Utilities Income Fund, Inc., Growth Trust; Growth and Income Trust; Income Trust; Tax-Free Income Trust; World Trust; IDS Certificate Company; Strategist Income Fund, Inc.; Strategist Growth Fund, Inc.; Strategist Growth and Income Fund, Inc.; Strategist World Fund, Inc. and Strategist Tax-Free Income Fund, Inc.

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address    Position and Offices with           Offices with Registrant
                                       Underwriter

Ronald G. Abrahamson                   Vice President-Service Quality      None
IDS Tower 10                           and Reengineering
Minneapolis, MN  55440

Douglas A. Alger                       Senior Vice President-Human         None
IDS Tower 10                           Resources
Minneapolis, MN  55440

Peter J. Anderson                      Senior Vice President-Investment    Vice President-Investments
IDS Tower 10                           Operations
Minneapolis, MN  55440

Ward D. Armstrong                      Vice President-American Express     None
IDS Tower 10                           Retirement Services
Minneapolis, MN  55440

John M. Baker                          Vice President-Plan Sponsor         None
IDS Tower 10                           Services
Minneapolis, MN  55440

Joseph M. Barsky III                   Vice President - Mutual Fund        None
IDS Tower 10                           Equities
Minneapolis, MN  55440

Timothy V. Bechtold                    Vice President-Risk Management      None
IDS Tower 10                           Products
Minneapolis, MN  55440

John D. Begley                         Group Vice President-Ohio/Indiana   None
Suite 100
7760 Olentangy River Rd.
Columbus, OH  43235

Brent L. Bisson                        Group Vice President-Los Angeles    None
Suite 900, E. Westside Twr             Metro
11835 West Olympic Blvd.
Los Angeles, CA  90064

John C. Boeder                         Vice President-Nonproprietary       None
IDS Tower 10                           Products
Minneapolis, MN  55440

Walter K. Booker                       Group Vice President-New Jersey     None
Suite 200, 3500 Market Street
Camp Hill, NJ  17011

Bruce J. Bordelon                      Group Vice President - San          None
1333 N. California Blvd., Suite 200    Francisco Area
Walnut Creek, CA  94596

Charles R. Branch                      Group Vice President-Northwest      None
Suite 200
West 111 North River Dr.
Spokane, WA  99201

Douglas W. Brewers                     Vice President-Sales Support        None
IDS Tower 10
Minneapolis, MN  55440

Karl J. Breyer                         Corporate Senior Vice President     None
IDS Tower 10
Minneapolis, MN  55440

Cynthia M. Carlson                     Vice President-American Express     None
IDS Tower 10                           Securities Services
Minneapolis, MN  55440

Mark W. Carter                         Senior Vice President and Chief     None
IDS Tower 10                           Marketing Officer
Minneapolis, MN  55440

James E. Choat                         Senior Vice President - Third       None
IDS Tower 10                           Party Distribution
Minneapolis, MN  55440

Kenneth J. Ciak                        Vice President and General          None
IDS Property Casualty                  Manager-IDS Property Casualty
1400 Lombardi Avenue
Green Bay, WI  54304

Paul A. Connolly                       Vice President-Retail - Retail      None
IDS Tower 10                           Distribution Services
Minneapolis, MN 55440

Henry J. Cormier                       Group Vice President-Connecticut    None
Commerce Center One
333 East River Drive
East Hartford, CT  06108

John M. Crawford                       Group Vice President-Arkansas/      None
Suite 200                              Springfield/Memphis
10800 Financial Ctr Pkwy
Little Rock, AR  72211

Kevin F. Crowe                         Group Vice                          None
Suite 312                              President-Carolinas/Eastern
7300 Carmel Executive Pk               Georgia
Charlotte, NC  28226

Colleen Curran                         Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Luz Maria Davis                        Vice President-Communications       None
IDS Tower 10
Minneapolis, MN  55440

Arthur E. Delorenzo                    Group Vice President - Upstate      None
4 Atrium Drive, #100                   New York
Albany, NY  12205

Scott M. DiGiammarino                  Group Vice                          None
Suite 500, 8045 Leesburg Pike          President-Washington/Baltimore
Vienna, VA  22182

Bradford L. Drew                       Group Vice President-Eastern        None
Two Datran Center                      Florida
Penthouse One B
9130 S. Dadeland Blvd.
Miami, FL  33156

Douglas K. Dunning                     Vice President-Assured Assets       None
IDS Tower 10                           Product Development and Management
Minneapolis, MN  55440

James P. Egge                          Group Vice President-Western        None
4305 South Louise, Suite 202           Iowa, Nebraska, Dakotas
Sioux Falls, SD  57103

Gordon L. Eid                          Senior Vice President, General      None
IDS Tower 10                           Counsel and Chief Compliance
Minneapolis, MN  55440                 Officer

Robert M. Elconin                      Vice President-Government           None
IDS Tower 10                           Relations
Minneapolis, MN  55440

Phillip W. Evans                       Group Vice President-Rocky          None
Suite 600                              Mountain
6985 Union Park Center
Midvale, UT  84047-4177

Gordon M. Fines                        Vice President-Mutual Fund Equity   None
IDS Tower 10                           Investments
Minneapolis, MN  55440

Douglas L. Forsberg                    Vice President - International      None
IDS Tower 10
Minneapolis, MN  55440

Jeffrey P. Fox                         Vice President and Corporate        None
IDS Tower 10                           Controller
Minneapolis, MN  55440

William P. Fritz                       Group Vice President-Gateway        None
Suite 160
12855 Flushing Meadows Dr
St. Louis, MO  63131

Carl W. Gans                           Group Vice President-Twin City      None
8500 Tower Suite 1770                  Metro
8500 Normandale Lake Blvd.
Bloomington, MN  55437

Peter A. Gallus                        Vice President-Investment           None
IDS Tower 10                           Administration
Minneapolis, MN  55440

David A. Hammer                        Vice President and Marketing        None
IDS Tower 10                           Controller
Minneapolis, MN  55440

Teresa A. Hanratty                     Senior Vice President-Field         None
Suites 6&7                             Management
169 South River Road
Bedford, NH  03110

Robert L. Harden                       Group Vice President-Boston Metro   None
Two Constitution Plaza
Boston, MA  02129

Lorraine R. Hart                       Vice President-Insurance            None
IDS Tower 10                           Investments
Minneapolis, MN  55440

Scott A. Hawkinson                     Vice President and                  None
IDS Tower 10                           Controller-Private Client Group
Minneapolis, MN  55440

Brian M. Heath                         Senior Vice President and General   None
Suite 150                              Sales Manager
801 E. Campbell Road
Richardson, TX  75081

Janis K. Heaney                        Vice President-Incentive            None
IDS Tower 10                           Management
Minneapolis, MN  55440

Jon E. Hjelm                           Group Vice President-Rhode          None
319 Southbridge Street                 Island/Central-Western
Auburn, MA  01501                      Massachusetts

David J. Hockenberry                   Group Vice President-Tennessee      None
30 Burton Hills Blvd.                  Valley
Suite 175
Nashville, TN  37215

Jeffrey S. Horton                      Vice President and Treasurer        None
IDS Tower 10
Minneapolis, MN  55440

David R. Hubers                        Chairman, President and Chief       Board member
IDS Tower 10                           Executive Officer
Minneapolis, MN  55440

Debra A. Hutchinson                    Vice President - Relationship       None
IDS Tower 10                           Leader
Minneapolis, MN  55440

James M. Jensen                        Vice President and                  None
IDS Tower 10                           Controller-Advice and Retail
Minneapolis, MN  55440                 Distribution Group

Marietta L. Johns                      Senior Vice President-Field         None
IDS Tower 10                           Management
Minneapolis, MN  55440

Nancy E. Jones                         Vice President-Business             None
IDS Tower 10                           Development
Minneapolis, MN  55440

Ora J. Kaine                           Vice President-Financial Advisory   None
IDS Tower 10                           Services
Minneapolis, MN  55440

Linda B. Keene                         Vice President-Market Development   None
IDS Tower 10
Minneapolis, MN  55440

Raymond G. Kelly                       Group Vice President-North Texas    None
Suite 250
801 East Campbell Road
Richardson, TX  75081

Richard W. Kling                       Senior Vice President-Insurance     None
IDS Tower 10                           Products
Minneapolis, MN  55440

John M. Knight                         Vice President-Investment           Treasurer
IDS Tower 10                           Accounting
Minneapolis, MN  55440

Paul F. Kolkman                        Vice President-Actuarial Finance    None
IDS Tower 10
Minneapolis, MN  55440

Claire Kolmodin                        Vice President-Service Quality      None
IDS Tower 10
Minneapolis, MN  55440

David S. Kreager                       Group Vice President-Greater        None
Suite 108                              Michigan
Trestle Bridge V
5136 Lovers Lane
Kalamazoo, MI  49002

Steven C. Kumagai                      Director and Senior Vice            None
IDS Tower 10                           President-Direct and Interactive
Minneapolis, MN  55440                 Group

Mitre Kutanovski                       Group Vice President-Chicago Metro  None
Suite 680
8585 Broadway
Merrillville, IN  48410

Kurt A. Larson                         Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440

Lori J. Larson                         Vice President-Brokerage and        None
IDS Tower 10                           Direct Services
Minneapolis, MN  55440

Daniel E. Laufenberg                   Vice President and Chief U.S.       None
IDS Tower 10                           Economist
Minneapolis, MN  55440

Peter A. Lefferts                      Senior Vice President-Corporate     None
IDS Tower 10                           Strategy and Development
Minneapolis, MN  55440

Douglas A. Lennick                     Director and Executive Vice         None
IDS Tower 10                           President-Private Client Group
Minneapolis, MN  55440

Mary J. Malevich                       Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440






Fred A. Mandell                        Vice President-Distribution         None
IDS Tower 10                           Channel Marketing
Minneapolis, MN  55440

Daniel E. Martin                       Group Vice President-Pittsburgh     None
Suite 650                              Metro
5700 Corporate Drive
Pittsburgh, PA  15237

Timothy J. Masek                       Vice President and Director of      None
IDS Tower 10                           Global Research
Minnapolis, MN  55440

Sarah A. Mealey                        Vice President-Mutual Funds         None
IDS Tower 10
Minneapolis, MN  55440

Paula R. Meyer                         Vice President-Assured Assets       None
IDS Tower 10
Minneapolis, MN  55440

Shashank B. Modak                      Vice President - Technology Leader  None
IDS Tower 10
Minneapolis, MN  55440

Pamela J. Moret                        Senior Vice President-Investment    None
IDS Tower 10                           Products and Vice
Minneapolis, MN  55440                 President-Variable Assets

Barry J. Murphy                        Senior Vice President-Client        None
IDS Tower 10                           Service
Minneapolis, MN  55440

Mary Owens Neal                        Vice President-Consumer Marketing   None
IDS Tower 10
Minneapolis, MN  55440

Thomas V. Nicolosi                     Group Vice President-New York       None
Suite 220                              Metro Area
500 Mamaroneck Avenue
Harrison, NY  10528

Michael J. O'Keefe                     Vice President-Advisory Business    None
IDS Tower 10                           Systems
Minneapolis, MN 55440

James R. Palmer                        Vice President-Taxes                None
IDS Tower 10
Minneapolis, MN  55440

Marc A. Parker                         Group Vice                          None
10200 SW Greenburg Road                President-Portland/Eugene
Suite 110
Portland, OR 97223

Carla P. Pavone                        Vice President-Compensation         None
IDS Tower 10                           Services and ARD Product
Minneapolis, MN  55440                 Distribution

Thomas P. Perrine                      Senior Vice President-Group         None
IDS Tower 10                           Relationship Leader/American
Minneapolis, MN  55440                 Express Technologies Financial
                                       Services

Susan B. Plimpton                      Vice President-Marketing Services   None
IDS Tower 10
Minneapolis, MN  55440

Larry M. Post                          Group Vice President-Philadelphia   None
One Tower Bridge                       Metro
100 Front Street 8th Fl
West Conshohocken, PA  19428

Ronald W. Powell                       Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Diana R. Prost                         Group Vice                          None
3030 N.W. Expressway                   President-Kansas/Oklahoma
Suite 900
Oklahoma City, OK  73112

James M. Punch                         Vice President Branded Platform     None
IDS Tower 10                           Project
Minneapolis, MN  55440

Frederick C. Quirsfeld                 Senior Vice President-Fixed Income  Vice President - Fixed Income
IDS Tower 10                                                               Investments
Minneapolis, MN  55440

Rollyn C. Renstrom                     Vice President-Corporate Planning   None
IDS Tower 10                           and Analysis
Minneapolis, MN  55440

R. Daniel Richardson III               Group Vice President-Southern       None
Suite 800                              Texas
Arboretum Plaza One
9442 Capital of Texas Hwy N.
Austin, TX  78759

ReBecca K. Roloff                      Senior Vice President-Field         None
IDS Tower 10                           Management and Financial Advisory
Minneapolis, MN  55440                 Service

Stephen W. Roszell                     Senior Vice                         None
IDS Tower 10                           President-Institutional
Minneapolis, MN  55440

Max G. Roth                            Group Vice                          None
Suite 201 S IDS Ctr                    President-Wisconsin/Upper Michigan
1400 Lombardi Avenue
Green Bay, WI  54304

Diane M. Ruebling                      Group Vice President-Central        None
Suite 200, Bldg. B                     California/Western Nevada
2200 Douglas Blvd.
Roseville, CA  95661

Erven A. Samsel                        Senior Vice President-Field         None
45 Braintree Hill Park                 Management
Suite 402
Braintree, MA  02184

Theresa M. Sapp                        Vice President - Relationship       None
IDS Tower 10                           Leader
Minneapolis, MN  55440

Russell L. Scalfano                    Group Vice                          None
Suite 201                              President-Illinois/Indiana/Kentucky
101 Plaza East Blvd.
Evansville, IN  47715

William G. Scholz                      Group Vice President-Arizona/Las    None
Suite 205                              Vegas
7333 E Doubletree Ranch Rd
Scottsdale, AZ  85258

Stuart A. Sedlacek                     Senior Vice President and Chief     None
IDS Tower 10                           Financial Officer
Minneapolis, MN  55440

Donald K. Shanks                       Vice President-Property Casualty    None
IDS Tower 10
Minneapolis, MN  55440

F. Dale Simmons                        Vice President-Senior Portfolio     None
IDS Tower 10                           Manager, Insurance Investments
Minneapolis, MN  55440

Judy P. Skoglund                       Vice President-Quality and          None
IDS Tower 10                           Service Support
Minneapolis, MN  55440

James B. Solberg                       Group Vice President-Eastern Iowa   None
466 Westdale Mall                      Area
Cedar RapIDS, IA  52404

Bridget Sperl                          Vice President-Geographic Service   None
IDS Tower 10                           Teams
Minneapolis, MN  55440

Paul J. Stanislaw                      Group Vice President-Southern       None
Suite 1100                             California
Two Park Plaza
Irvine, CA  92714

Lisa A. Steffes                        Vice President - Marketing Offer    None
IDS Tower 10                           Development
Minneapolis, MN  55440

Lois A. Stilwell                       Group Vice President-Outstate       None
Suite 433                              Minnesota Area/ North
9900 East Bren Road                    Dakota/Western Wisconsin
Minnetonka, MN  55343

William A. Stoltzmann                  Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

James J. Strauss                       Vice President and General Auditor  None
IDS Tower 10
Minneapolis, MN  55440

Jeffrey J. Stremcha                    Vice President-Information          None
IDS Tower 10                           Resource Management/ISD
Minneapolis, MN  55440

Barbara Stroup Stewart                 Vice President-Channel Development  None
IDS Tower 10
Minneapolis, MN  55440

Craig P. Taucher                       Group Vice                          None
Suite 150                              President-Orlando/Jacksonville
4190 Belfort Road
Jacksonville,  FL  32216

Neil G. Taylor                         Group Vice                          None
Suite 425                              President-Seattle/Tacoma/Hawaii
101 Elliott Avenue West
Seattle, WA  98119

John R. Thomas                         Senior Vice President               Board Member
IDS Tower 10
Minneapolis, MN  55440

Keith N. Tufte                         Vice President and Director of      None
IDS Tower 10                           Equity Research
Minneapolis, MN  55440

Peter S. Velardi                       Group Vice                          None
Suite 180                              President-Atlanta/Birmingham
1200 Ashwood Parkway
Atlanta, GA  30338

Charles F. Wachendorfer                Group Vice President-Detroit Metro  None
8115 East Jefferson Avenue
Detroit, MI  48214

Donald F. Weaver                       Group Vice President-Greater        None
3500 Market Street, Suite 200          Pennsylvania
Camp Hill, PA  17011

Norman Weaver Jr.                      Senior Vice President - Alliance    None
1010 Main St. Suite 2B                 Group
Huntington Beach, CA  92648

Michael L. Weiner                      Vice President-Tax Research and     None
IDS Tower 10                           Audit
Minneapolis, MN  55440

Jeffry M. Welter                       Vice President-Equity and Fixed     None
IDS Tower 10                           Income Trading
Minneapolis, MN  55440

Thomas L. White                        Group Vice President-Cleveland      None
Suite 200                              Metro
28601 Chagrin Blvd.
Woodmere, OH  44122

Eric S. Williams                       Group Vice President-Virginia       None
Suite 250
3951 Westerre Parkway
Richmond, VA  23233

William J. Williams                    Group Vice President-Western        None
Two North Tamiami Trail                Florida
Suite 702
Sarasota, FL  34236

Edwin M. Wistrand                      Vice President and Assistant        None
IDS Tower 10                           General Counsel
Minneapolis, MN  55440

Michael D. Wolf                        Vice President-Senior Portfolio     None
IDS Tower 10                           Manager
Minneapolis, MN  55440

Michael R. Woodward                    Senior Vice President-Field         None
32 Ellicott St                         Management
Suite 100
Batavia, NY  14020

Rande L. Zellers                       Group Vice President-Gulf States    None
1 Galleria Blvd., Suite 1900
Metairie, LA  70001


Item 27 (c).        Not Applicable

Item 28.            Location of Accounts and Records

                    American Express Financial Corporation
                    IDS Tower 10
                    Minneapolis, MN  55440

Item 29.            Management Services

                    Not Applicable.

Item 30.            Undertakings

                    Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Managed Series, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of November, 2000.

AXP MANAGED SERIES, INC.

By /s/   Arne H. Carlson**
         Arne H. Carlson, Chief Executive Officer


By /s/   John M. Knight
         John M. Knight, Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 20th day of November, 2000.

Signature                                            Capacity

                                                     Director
     Peter J. Anderson

/s/  H. Brewster Atwater, Jr.*                       Director
     H. Brewster Atwater, Jr.

/s/  Arne H. Carlson*                                Chairman of the Board
     Arne H. Carlson

                                                     Director
     Lynne V. Cheney

/s/  David R. Hubers*                                Director
     David R. Hubers

/s/  Heinz F. Hutter*                                Director
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
     Anne P. Jones

/s/  William R. Pearce*                              Director
     William R. Pearce

/s/  Alan K. Simpson*                                Director
     Alan K. Simpson

/s/  John R. Thomas*                                 Director
     John R. Thomas

/s/  C. Angus Wurtele*                               Director
     C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney, dated Jan. 13, 2000, filed electronically as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 31, by:





/s/ Leslie L. Ogg
Leslie L. Ogg


**Signed pursuant to Officers' Power of Attorney, dated Jan. 13, 2000, filed electronically as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 31, by:





/s/ Leslie L. Ogg
Leslie L. Ogg

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, GROWTH AND INCOME TRUST consents to the filing of this Amendment to the Registration Statement of AXP Managed Series, Inc. signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of November, 2000.

                                           GROWTH AND INCOME TRUST

                                     By /s/   Arne H. Carlson****
                                              Arne H. Carlson
                                              Chief Executive Officer



                                     By /s/   John M. Knight
                                              John M. Knight
                                              Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 20th day of November, 2000.

Signature                                            Capacity

/s/  H. Brewster Atwater, Jr.***                     Trustee
     H. Brewster Atwater, Jr.

/s/  Arne H. Carlson***                              Chairman of the Board
     Arne H. Carlson

                                                     Trustee
     Lynne V. Cheney

/s/  David R. Hubers***                              Trustee
     David R. Hubers

/s/  Heinz F. Hutter***                              Trustee
     Heinz F. Hutter

/s/  Anne P. Jones***                                Trustee
     Anne P. Jones

/s/  William R. Pearce***                            Trustee
     William R. Pearce

/s/  Alan K. Simpson***                              Trustee
     Alan K. Simpson

/s/  John R. Thomas***                               Trustee
     John R. Thomas

/s/  C. Angus Wurtele***                             Trustee
     C. Angus Wurtele


***Signed pursuant to Trustees' Power of Attorney dated Jan. 13, 2000, filed electronically as Exhibit (q)(3) to Registrant's Post-Effective Amendment No. 31, by:





/s/ Leslie L. Ogg
Leslie L. Ogg

****Signed pursuant to Officers' Power of Attorney dated Jan. 13, 2000, filed electronically as Exhibit (q)(4) to Registrant's Post-Effective Amendment No. 31, by:





/s/ Leslie L. Ogg
Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 32 TO REGISTRATION STATEMENT NO. 2-93801


This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

Part A.

       The prospectus for AXP Managed Allocation Fund.

Part B.

       Statement of Additional Information for AXP Managed Allocation Fund.

       Financial Statements.

Part C.

       Other information.

       Exhibits.

The signatures.